STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this "Agreement), dated as of July 13 2015, is between **New Gold Recovery USA, Inc.** ("Buyer"), an Oregon corporation, **Nevada Rae Gold, Inc.** (the "Company"), a Nevada corporation located in Las Vegas, Nevada, and **Pacific Gold Corp.** (the "Seller"), a Nevada corporation and sole shareholder in the Company.

RECITALS

A. The Seller owns beneficially and of record **one hundred percent (100%)** of the shares of Common Stock of the Company (the "Shares"); the Shares are the only issued and outstanding capital stock of the Company.

B. The Buyers desire to purchase from the Seller and the Seller desires to sell to the Buyers all of the Shares of the Company on the terms and subject to the conditions set forth in this Agreement.

C. No additional shares shall be issued during or prior to completion of the Purchase.

D. The transactions contemplated in this Agreement are referred to as the "Purchase."

E. The following Exhibits are attached to and incorporated into this Agreement:

Exhibit A Schedule of Payments ✓
Exhibit B List of Subsidiaries of the Company ✓
Exhibit C Bank Accounts and Financial Statements ✓
Exhibit D Liabilities, Liens and Other Obligations
Exhibit E Contracts and Commitments ✓
Exhibit F Personal Property ✓
Exhibit G Real Property ✓
Exhibit H Intellectual Property ✓
Exhibit I Permits and Licenses ✓

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AGREEMENT

The parties agree as follows:

SECTION 1. PURCHASE OF SHARES AND RELATED MATTERS

1.1 Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Seller will sell all of the Shares to Buyer, and Buyer will purchase all of the Shares. Such percentages constitute all of the issued and outstanding capital stock of the Company at the time of the Closing. The Seller will transfer the Shares to the Buyers free and clear of all liens, security interests, encumbrances, pledges, charges, claims, and restrictions on transfer of any nature whatsoever.

1.2 Purchase Price. The Buyers will pay to the Seller **US $300,000.00** for the Shares, payable in cash; a deferred payment of **$100,000.00** in cash 12 months after Closing; and Royalty payments, as set forth in Section 1.3 (the "Purchase Price").

1.3 Payment of Purchase Price. The Purchase Price will be paid to the Seller as stated in Exhibit A of this Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE COMPANY

As used in this Agreement, "Material Adverse Effect" means a material adverse effect on the business, results of operations, financial position, assets, or prospects of the Company, including any occurrence, condition, change, event, or effect resulting from or relating to changes in general economic or financial market conditions, which will in any event include any adverse effect on the shareholders' equity, assets, revenue, or net income of the Company in excess of $10,000; and "Material Adverse Change" means any change that has resulted, will result, or is likely to result from a Material Adverse Effect. The Company's failure to meet its projections, forecasts, estimates, plans, or budgets of future revenues, future expenses or expenditures, future cash flows, future results of operations, or the Company's future financial condition will not be deemed a Material Adverse Effect or a Material Adverse Change unless it otherwise satisfies the foregoing definitions of "Material Adverse Effect" or "Material Adverse Change."

As an inducement to the Buyer to enter into this Agreement and purchase the Shares, the Seller and the Company make the following representations and warranties to the Buyer:

2.1 Organization and Corporate Power. The Company is a corporation duly incorporated and legally existing under the laws of Nevada and is qualified to do business in every jurisdiction in which its ownership of property or conduct of

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business requires it to qualify. The Company has all requisite corporate power and authority and all material licenses, permits, and authorizations necessary to own and operate its properties and to carry on its business as now conducted. The copies of the Company's articles of incorporation and bylaws that have been furnished to the Buyer reflect all amendments made thereto at any time before the Closing Date and are correct and complete.

2.2 Capital Stock and Related Matters. This Agreement applies to all (100%) of the authorized capital stock of the Company, which are issued and outstanding. Seller and Company represent that no other capital stock of the Company is issued and outstanding. The Company does not have outstanding and has not agreed, orally or in writing, to issue any stock or securities convertible or exchangeable for any shares of its capital stock, nor does it have outstanding nor has it agreed, orally or in writing, to issue any options or rights to purchase or otherwise to acquire its capital stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise to acquire or retire any shares of its capital stock. The Company has not violated any applicable securities laws or regulations in connection with the offer or sale of its securities. All the outstanding shares of the Company's capital stock are validly issued, fully paid, and non-assessable. The Seller has (and on the Buyer's purchase of the Shares pursuant to the terms of this Agreement, the Buyer will have) good and marketable title to the Shares, free and clear of all pledges, security interests, liens, encumbrances, or other restrictions or claims, subject only to restrictions regarding marketability imposed by securities laws. Assuming that the representations in Section 3.6 are true and correct, neither the Seller nor the Company has violated or will violate any applicable securities laws in connection with the offer or sale of the Shares to Buyer under this Agreement.

2.3 Subsidiaries. The Company has no subsidiaries and has no investments, whether direct or indirect, in any corporation, partnership, limited liability company, association, joint venture, or other entity.

2.4 Authorization; No Breach. The execution, delivery, and performance of this Agreement and all other agreements contemplated by this Agreement to which the Seller or the Company is a party have been duly authorized by the Seller or the Company, as the case may be. This Agreement and each other agreement contemplated by this Agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of the Seller or the Company or both, as the case may be, enforceable against the Seller or the Company, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by the application of bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

2.5 No Defaults. Except as set forth on Exhibit D, the Company is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default of the Company under, (a) any mortgage, loan agreement,

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indenture, evidence of indebtedness, or other instrument evidencing borrowed money to which the Company is a party or by which the Company or the property of the Company is bound or (b) any judgment, order, or injunction of any court, arbitrator, or governmental agency that would reasonably be expected to affect materially and adversely the Company's business, financial condition, or results of operations. As a condition of this Agreement, the Seller will satisfy the liabilities listed in Exhibit D prior to Closing or with funds from escrow before any funds of the purchase price will be released to Sellers.

2.6 No Adverse Consequences. Neither the execution and delivery of this Agreement by the Seller or the Company nor the consummation of the Purchase will (a) result in the creation or imposition of any lien, security interest, charge, or encumbrance on any of the Company's assets or properties; (b) violate or conflict with any provision of the Seller's or the Company's articles of incorporation or bylaws; (c) violate any law, judgment, order, injunction, decree, rule, regulation, or ruling of any governmental authority applicable to either the Seller or the Company; or (d) either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination or acceleration of, result in the breach of the terms, conditions, or provisions of, result in the loss of any benefit to the Company under, or constitute a default under (whether by virtue of the application of a "change of control" provision or otherwise) any agreement, instrument, license, or permit to which either the Seller or the Company is a party or by which either of them is bound.

2.7 Financial Statements. The audited balance sheet of the Company provided to Buyers in the form attached to this Agreement as <u>Exhibit C</u> (the "Balance Sheet"), fairly presents the financial position of the Company as of the date of this Agreement, and the audited income statements of the Company for the year ended December 31, 2014, in the form attached to this Agreement as part of Exhibit C (the "Income Statement"), fairly present the results of operations of the Company, and both have been prepared in accordance with generally accepted accounting principles (GAAP), consistently applied, and in a manner substantially consistent with prior financial statements of the Company. The Balance Sheet and the Income Statement are referred to collectively in this Agreement as the "Audited Statements." The unaudited balance sheet of the second quarter of 2015, in the form attached to this Agreement as <u>Exhibit C</u> (the "Current Balance Sheet"), and the income statements of the Company for 2015, and for the three months then ended, in the form attached hereto as part of <u>Exhibit C</u> (the "Unaudited Statements"), fairly present the financial position of the Company, and the results of operations for the three months then ended and have been prepared in accordance with GAAP consistently applied and in a manner substantially consistent with the Audited Statements, except for differences resulting from normally occurring audit adjustments. Except as contemplated by or permitted under this Agreement, there are no adjustments that would be required on audit of the Unaudited Statements that would, individually or in the aggregate, have a Material Adverse Effect on the Company's financial condition or results of operations as reported in the Unaudited

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Statements. The Audited Statements and the Unaudited Statements are collectively referred to as the "Financial Statements."

2.8 No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business since the date of the Current Balance Sheet and (b) liabilities or obligations described on Exhibit D, neither the Company nor any of the property of the Company is subject to any material liability or obligation that would be required under GAAP to be included or adequately reserved against in the Statements or described in the notes thereto and was not so included, reserved against, or described.

2.9 Absence of Certain Changes. Except as contemplated or permitted by this Agreement or as described on Schedule 2.9, since the date of the Current Balance Sheet there has not been:

(a) Any Material Adverse Change in the business, financial condition, operations, assets, or prospects of the Company;

(b) Any damage, destruction, or loss, whether covered by insurance or not, that would have a Material Adverse Effect on the properties or business of the Company;

(c) Any sale or transfer by the Company of any tangible or intangible asset other than in the ordinary course of business, or any mortgage or pledge or the creation of any security interest, lien, or encumbrance in or on any such asset;

(d) Any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;

(e) Any declaration, setting aside, or payment of a dividend or other distribution in respect of the Company, or the redemption or other repurchase by the Company of any capital stock of the Company;

(f) Any transaction not in the ordinary course of business of the Company;

(g) The lapse of any material trademark, assumed name, trade name, service mark, copyright, license, or patent or any application with respect to the foregoing;

(h) The grant of any increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment) other than customary increases on a periodic basis or required by agreement or understanding in the ordinary course of business and in accordance with past practice;

(i) The discharge or satisfaction of any material lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;

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(j) The making of any loan, advance, or guaranty to or for the benefit of any person except the creation of accounts receivable in the ordinary course of business; or

(k) An agreement to do any of the foregoing.

2.10 Title and Related Matters. Except as set forth on Exhibits D, F or G, the Company has good and marketable title to all its property and assets included in the Financial Statements (except for properties and assets sold or otherwise disposed of subsequent to the Current Balance Sheet date in the ordinary course of business or as contemplated in this Agreement), free and clear of all security interests, mortgages, liens, pledges, charges, claims, or encumbrances of any kind or character, except for (a) statutory liens for property taxes not yet delinquent or payable after the date of this Agreement and statutory or common-law liens securing the payment or performance of any obligation of the Company, the payment or performance of which is not delinquent, or that is payable without interest or penalty after the date on which this representation is given, or the validity of which is being contested in good faith by the Company; (b) the rights of customers of the Company with respect to inventory under orders or contracts entered into by the Company in the ordinary course of business; (c) claims, easements, liens, and other encumbrances of record pursuant to filings under real property recording statutes; and (d) as described in the Financial Statements or the notes thereto.

2.11 Litigation. (a) No action, suit, proceeding, order, investigation, or claim is pending or, to the Company's knowledge, threatened against the Company or its property, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality; (b) the Company is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the Company's knowledge, any governmental investigations or inquiries; and (c) to the Company's knowledge, no basis exists for any of the foregoing, except for NDEP/ BLM site reclamation permit and WPCP permits that have been disclosed to Buyer.

2.12 Tax Matters. (a) The Company has filed all United States, state, local, and foreign tax returns and reports heretofore required to be filed and has paid all taxes shown as due thereon except for tax year 2014, which return will be filed by the Seller, or with Seller's full cooperation, prior to October 15, 2015; and (b) no taxing authority has asserted any deficiency in the payment of any tax or has informed the Company that it intends to assert any such deficiency or to make any audit or other investigation of the Company for the purpose of determining whether such a deficiency should be asserted against the Company, except as disclosed in Exhibit D, the satisfaction of which by the Seller is a condition of this Agreement.

2.13 Compliance with Laws. The Company is in material compliance with all laws, statutes, ordinances, regulations, orders, judgments, or decrees applicable to it, the

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enforcement of which, if the Company were not in compliance therewith, would have a Material Adverse Effect on the business of the Company. Neither the Seller nor the Company has received any notice of any asserted present or past failure by the Company to comply with such laws, statutes, ordinances, regulations, orders, judgments, or decrees.

2.14 Insurance. The Company maintains no insurance policies with respect to properties, assets, and business of the Company, and each such policy is in full force and effect. The Company is not in material default with respect to obligations under any insurance policy maintained for the benefit of the Company.

2.15 Employees and Labor Relations Matters. Except as set forth in this Agreement:

(a) To the Company's knowledge, no executive or key employee of the Company or any group of employees of the Company has any plans to terminate employment with the Company;

(b) The Company has complied in all material respects with all labor and employment laws, including provisions relating to wages, hours, equal opportunity, collective bargaining, and the payment of Social Security and other taxes, except for unpaid federal payroll taxes, which will be paid by Seller;

(c) No unfair labor practice charge, complaint, or other action against the Company is pending or, to the Company's knowledge, threatened before the National Labor Relations Board and the Company is not subject to any order to bargain by the National Labor Relations Board;

(d) No labor strike, dispute, request for representation, slowdown, or stoppage is pending or, to the Company's knowledge, threatened against the Company;

(e) No questions concerning representation have been raised or, to the Company's knowledge, are threatened with respect to employees of the Company;

(f) No grievance that might have a Material Adverse Effect on the Company and no arbitration proceeding arising out of or under any collective bargaining agreement is pending and, to the Company's knowledge, no basis exists for any such grievance or arbitration proceeding;

(g) To the Company's knowledge, no employee of the Company is subject to any noncompetition, nondisclosure, confidentiality, employment, consulting, or similar agreement with persons other than the Company relating to the current business activities of the Company;

(h) The Company is not a party or otherwise subject to any collective bargaining or other agreement governing the wages, hours, or terms of employment of its employees; and

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(i) The Company has not experienced any primary work stoppage or other organized work stoppage involving its employees in the past two years.

2.16 Power of Attorney. Except as set forth here, no material power of attorney or similar authorization given by the Company is currently in effect or outstanding.

2.17 Accounts Receivable. All accounts receivable of the Company reflected in the Current Balance Sheet represent bona fide revenue made in the ordinary course of business.

2.18 Contracts and Commitments. Exhibit E contains a complete and accurate list of each contract, agreement, instrument, lease, and commitment (including license agreements) to which the Company is a party and that provides for payments in excess of $1,000.00 per year or whose term is in excess of one year and is not cancelable on 30 or fewer days' notice without any liability, penalty, or premium, other than a nominal cancellation fee or charge (the "Contracts"). The Company has delivered an accurate and complete copy of each Contract to the Buyer.

(a) The Company is not in material default under any Contract, nor, to the Company's knowledge, does there exist any event that, with notice or the passage of time or both, would constitute a material default or event of default by the Company under any Contract.

(b) No Contract limits the freedom of the Company to compete in any line of business or with any person.

(c) Neither the Seller nor the Company is aware of any default by any other party to any Contract or of any event that (whether with or without notice, lapse of time, or both) would constitute a material default by any other party with respect to obligations of that party under any Contract, and, to the knowledge of the Seller and the Company, there are no facts that exist indicating that any of the Contracts may be totally or partially terminated or suspended by the other parties.

(d) The Seller is not a party to, nor is it bound by, any Contract that the Seller can reasonably foresee will result in any material loss to the Seller on the performance thereof (including any material liability for penalties or damages, whether liquidated, direct, indirect, incidental, or consequential).

2.19 Personal Property. Exhibit F contains lists of all material, tangible personal property and assets owned or held by the Company and used or useful in the conduct of the Company's business, and any encumbrances on such property. All such tangible personal property is in compliance in all material respects with all applicable statutes, ordinances, rules, and regulations.

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2.20 Real Property. Exhibit G contains a list of all real property currently owned or leased by the Company and used or useful in the conduct of the Company's business operations, and any encumbrances on such property.

2.21 Personnel. The Company has disclosed to Buyers a true and complete list of:

(a) The names, titles, and current salaries of all officers of the Company;

(b) The names of all directors of the Company;

(c) The wage rates (or ranges, if applicable) for each class of exempt and nonexempt, salaried, and hourly employees of the Company;

(d) All scheduled or contemplated increases in compensation or bonuses; and

(e) All scheduled or contemplated employee promotions.

2.22 Intellectual Property. Exhibit H contains an accurate and complete list of all novel methods, processes and services, and all patents or patentable ideas, trademarks, trade names, service marks, and copyrights, and all applications therefor, currently owned or held subject to license by the Company and, the use thereof by the Company does not materially infringe on any patents, trademarks, trade names, service marks, or copyrights or any other rights of any person. The Company has not operated and is not operating its business in a manner that infringes the proprietary rights of any other person in any patents, trademarks, trade names, service marks, copyrights, or confidential information. Except as set forth on Schedule 2.22, the Company has not received any written notice of any infringement or unlawful use of such property.

2.23 Environment, Health, and Safety Matters.

(a) The Company and its predecessors have each complied with and are in compliance with all Environmental, Health, and Safety Requirements (as defined below), in each case in all material respects.

(b) Without limiting the generality of the foregoing, the Company has obtained, has complied with, and is in compliance with, in each case in all material respects, all permits, licenses, and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its business, except for NDEP/ BLM site reclamation permit and WPCP permits that have been disclosed to Buyer.

(c) The Company has not received any written or oral notice, report, or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated, or otherwise),

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including any material investigatory, remedial, or corrective obligations, relating to it or its facilities arising under Environmental, Health, and Safety Requirements.

(d) None of the following exists at any property or facility owned or leased by the Company: (I) underground storage tanks, (ii) asbestos-containing material in any friable and damaged form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments, or disposal areas.

(e) Neither the Company nor its predecessors have treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to material liabilities, including any material liability for response costs, corrective-action costs, personal injury, property damage, natural resources damages, or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), as amended, or the Solid Waste Disposal Act (SWDA), as amended, or any other Environmental, Health, and Safety Requirements.

(f) Neither this Agreement nor the consummation of the Purchase will result in any material obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the Environmental, Health, and Safety Requirements, except for NDEP/ BLM site reclamation permit and WPCP permits that have been disclosed to Buyer.

(g) For the purposes of this Agreement, "Environmental, Health, and Safety Requirements" means all federal, state, local, and foreign statutes, regulations, ordinances, and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances, or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, or radiation.

2.24 Certain Interests. Pacific Gold, Inc. (a) has an interest in property, real or personal, tangible or intangible, used in or pertaining to the Company's business or (b) is indebted to the Company. The Seller will release Company from all indebtedness to the Seller and any officer or director of the Seller or the Company (or any entity owned or controlled by one or more of such parties) except for amounts due under normal salary arrangements and for reimbursement of ordinary business expenses. The consummation of the Purchase will not (either alone or on

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the occurrence of any act or event, or with the lapse of time, or both) result in any payment (severance or other) becoming due from the Company to the Seller or any of the officers, directors, or employees of the Seller or the Company (or any entity owned or controlled by one or more of such parties).

2.25 Permits and Licenses. Exhibit I contains a complete and correct list of all governmental licenses, permits, franchises, easements, and authorizations (collectively, "Permits") held by the Company or required to operate its business. The Company holds, and at all times has held, all Permits necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies and other authorities having jurisdiction over it or any part of its operations. The Company is in compliance with all the terms of each Permit, and there are no claims of violation by the Company of any Permit. Complete and accurate copies of all Permits have been delivered to the Buyer. All applicable governmental entities and agencies that have issued any Permits have consented or, before the Closing, will have consented (when such consent is necessary) to the consummation of the Purchase without requiring modification of the Company's rights or obligations under such Permits.

2.26 Certain Payments. Neither the Seller, the Company, nor any person or other entity has, directly or indirectly, on behalf of or with respect to the Company or its business or operations made or received any payment that was not legal to make or receive under federal, state, or local laws of the United States or any other country or territory.

2.27 Consents and Approvals. No consent, approval, or authorization of any court, regulatory authority, governmental body, or any other entity or person not a party to this Agreement is required for the consummation of the Purchase. The Company has obtained, or will have obtained before the Closing, all consents, authorizations, or approvals of any third parties required in connection with the execution, delivery, or performance of this Agreement by the Company or the consummation of the Purchase, and no modification of the Company's rights or obligations under any Contract will be required to obtain such consents, authorizations, or approvals. The Company has made all registrations or filings with any governmental authority required for the execution or delivery of this Agreement or the consummation of the Purchase.

2.28 Records. The books of account, minute books, stock certificate books, and stock-transfer ledgers of the Company are complete and accurate in all material respects, and there have been no transactions involving the business of the Company that properly should have been set forth in them and that have not been accurately so set forth. Complete and accurate copies of such books, records, and ledgers have been made available to the Buyer.

2.29 Bank Accounts. Exhibit C contains a complete and accurate list of all the banks or other financial institutions at which the Company maintains accounts or safe-

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deposit boxes, together with numbers of such accounts and boxes and the names of the persons authorized to draw on them or permitted access to them. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation regarding withdrawal. All bank accounts of the Company are covered in their entirety by FDIC insurance.

2.30 Inventories. The Company's inventories, whether finished goods, work in process, or raw materials, shown on the Current Balance Sheet or thereafter acquired are all items of a quality usable or saleable in the ordinary and usual course of the Company's business, except for inventory items that are obsolete or not usable or saleable in the ordinary course of business and that have been written down to an amount not in excess of realizable market value or for which adequate reserves or allowances have been provided in the Financial Statements. The values at which inventories are carried in the Financial Statements reflect an inventory valuation policy consistent with the Company's past practice and in accordance with GAAP, consistently applied.

2.31 Brokers. There are no claims for broker's commissions, finder's fees, or similar compensation in connection with the Purchase based on any arrangement or agreement entered into by the Seller or the Company and binding on the Buyer. Seller shall be responsible for payment of broker's commissions, finder's fees, or similar compensation in connection with the Purchase.

2.32 Accuracy of Representations and Warranties. Neither this Agreement nor any of the schedules, attachments, certificates, or other items prepared or supplied to the Buyer by or on behalf of the Company or the Seller with respect to the Purchase contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. Any false representations or omissions of material fact shall constitute a breach of agreement for which Seller shall indemnify Buyer as set forth herein below in Section 11.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BUYER

As a material inducement to the Seller to enter into this Agreement and sell the Shares, the Buyer makes the following representations and warranties to the Seller:

3.1 Organization; Power. The Buyer is a corporation duly incorporated and legally existing under the laws of the state of Oregon, and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under it.

3.2 Authorization. The Buyer's execution, delivery, and performance of this Agreement and all other agreements contemplated by this Agreement to which the Buyer is a party have been duly and validly authorized by all necessary corporate action of the Buyer, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and

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binding obligation of the Buyer enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

3.3 No Conflict with Other Instruments or Agreements. The Buyer's execution, delivery, and performance of this Agreement and all other agreements contemplated by this Agreement to which the Buyer is a party will not result in a breach or violation of, or constitute a default under, the Buyer's Articles of Incorporation or Bylaws or any material agreement to which the Buyer is a party or by which the Buyer is bound.

3.4 Governmental Authorities. (a) the Buyer is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the Buyer's execution, delivery, and performance of this Agreement and the consummation of the Purchase and (b) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by the Buyer in connection with the Buyer's execution, delivery, and performance of this Agreement and the consummation of the Purchase.

3.5 Litigation. No action, suit, proceeding, or governmental investigation or inquiry is pending or, to the Buyer's knowledge, threatened against the Buyer or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of the Purchase.

3.6 Investment Representations.

3.6.1 Investment Purposes. The Buyer is acquiring the Shares for its own account with the intention of holding such securities for purposes of investment, and the Buyer has no intention of selling such securities in a public distribution in violation of the United States securities laws or any applicable state securities laws. During the course of the negotiation of this Agreement, the Buyer has had the opportunity to ask questions of and to receive answers from representatives of the Seller and the Company concerning the Company, the Shares, and the Purchase.

3.6.2 Shares Have Not Been Registered. The Buyer understands that the Shares have not been registered under the Securities Act of 1933 as amended (the "Securities Act") or applicable state securities laws, by reason of specific exemptions from the registration provisions of those laws that depend on, among other things, the bona fide nature of the investment intent as expressed in this Agreement.

3.7 Brokers. There are no claims for broker's commissions, finder's fees, or similar compensation in connection with the Purchase based on any arrangement or agreement entered into by the Buyer and binding on the Seller or the Company.

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3.8 Accuracy of Representations and Warranties. None of the representations or warranties of the Buyer contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary to make the statements contained in this Agreement not misleading.

3.9 Buyer represents that he has had adequate opportunity to conduct a due-diligence investigation into matters deemed necessary. The due-diligence investigation undertaken by the Buyer does not, however, in any way limit or diminish the representations and warranties provided by the Seller and the Company.

SECTION 4. CONDUCT OF THE COMPANY'S BUSINESS

From the date of this Agreement until the Closing, and except as otherwise consented to or approved by the Buyer, the Seller and the Company covenant and agree with the Buyer as follows:

4.1 Regular Course of Business. The Company will operate its business consistent with past management practices, and the Company will continue to use its reasonable efforts to keep available the services of current employees (other than planned retirements) and to preserve its current relationships with persons having business dealings with it.

4.2 Dividends. The Company will not declare, pay, or set aside for payment any dividend or other distribution in respect of the Shares.

4.3 Capital Changes. The Company will not issue any shares of its capital stock, or issue or sell any securities convertible into, or exchangeable for, or options, warrants to purchase, or rights to subscribe to, any shares of its capital stock or subdivide or in any way reclassify any shares of its capital stock, or repurchase, reacquire, cancel, or redeem any such shares or agree to do the foregoing.

4.4 Property and Assets. The assets, property, and rights now owned by the Company will be used, preserved, kept confidential, and maintained in the ordinary course of business to the same extent and in the same condition as such assets, property, and rights are used, preserved, and maintained on the date of this Agreement, and no unusual or novel methods of manufacture, purchase, sale, management, or operation of such properties or business or accumulation or valuation of inventory will be made or instituted. Without the Buyer's prior written consent, the Company will not sell, transfer, or encumber any of its assets or make any commitments relating to such assets, property, or business, except in the ordinary course of its business.

4.5 Insurance. The Company currently has no insurance now in effect on its various properties and assets.

Initials: Buyer XG
Seller [signature]

4.6 Employees. The Company will not grant to any employee any promotion, any increase in compensation, or any bonus or other award other than promotions, increases, or awards that are regularly scheduled in the ordinary course of business or contemplated on the date of this Agreement or that are, in the reasonable judgment of the Company's management, in the Company's best interests.

4.7 No Violations. The Company will comply in all material respects with all statutes, laws, ordinances, rules, and regulations applicable to it in the ordinary course of business.

4.8 Notification. The Company will notify the Buyer promptly of any material change in the Seller's business, results of operations, financial position, assets, or prospects before the Closing.

SECTION 5. COVENANTS OF THE SELLER AND THE COMPANY

The Seller and the Company covenant and agree with the Buyer as follows:

5.1 Satisfaction of Conditions. The Seller and the Company will use reasonable efforts to obtain as promptly as practicable the satisfaction of the conditions to the Closing set forth in Section 7 and any necessary consents or waivers under or amendments to agreements by which the Company is bound.

5.2 Supplements to Schedules. Before the Closing, the Seller and the Company will supplement or amend the Schedules to this Agreement with respect to any matter arising after the date of this Agreement that, if existing or occurring at or before the date of this Agreement, would have been required to be set forth or described in such Schedule. No supplement or amendment to any Schedule made pursuant to this Section 5.2 will be deemed to cure any breach of any representation or warranty made in this Agreement unless the Buyer specifically agrees in writing.

5.3 No Solicitation. Until the Closing or termination of this Agreement, neither the Seller nor the Company, nor any of their respective directors, officers, employees, or agents, will, directly or indirectly, encourage, solicit, initiate, or enter into any discussions or negotiations concerning any disposition of any of the capital stock or any material part of the assets of the Company, or any proposal therefor, or furnish or cause to be furnished any information concerning the Company to any party in connection with any transaction involving the acquisition of the capital stock or assets of the Company by any person or entity other than the Buyer. The Seller or the Company will promptly inform the Buyer of any inquiry (including the terms thereof and the person or entity making such inquiry) received by the Seller or the Company after the date of this Agreement.

Initials: Buyer YG
Seller DZ

5.4 Covenant Not to Compete.

(a) From and after the Closing Date, the Seller will not, without the Buyer's prior written consent, for a period of three years after the Closing Date, directly or indirectly engage in, or have any interest in any corporation, partnership, limited liability company, association, joint venture, or other entity that engages in, any "Competitive Activity," as defined in this section within a radius of 50 miles from the mine site operated by the Company. For purposes of this Section 5.4, "Competitive Activity" means the ownership, operation, management, or control of any person or business, or any employment with any business, that mines, manufactures, or develops methods or processes for production of gold.

(b) The covenants contained in Section 5.4 will be deemed to be a series of separate covenants for each jurisdiction in which enforcement is sought. If in any judicial proceeding a court refuses to enforce all the separate covenants deemed to be included in Section 5.4, any unenforceable covenant will be deemed eliminated from the provisions of Section 5.4 for the purposes of such proceeding to the extent necessary to allow the remaining covenants to be enforced in such proceeding. In addition, the duration of each covenant may be limited by a court to the extent necessary to permit the enforcement of such separate covenants. The parties agree that violation of the covenants in Section 5.4 would cause irreparable injury to the Buyer and, if so, that any remedy at law will be inadequate; therefore, in addition to any other rights and remedies that the Buyer may have at law or in equity, the Buyer will be entitled to injunctions and orders (including temporary restraining orders) to enjoin and restrain the Seller from violating or continuing to violate any covenant contained in Section 5.4.

5.5 Bank Accounts. At all times before the Closing, all bank accounts of the Company will be covered in their entirety by FDIC insurance.

SECTION 6. JOINT COVENANTS

6.1 Satisfaction of Conditions. The Seller and the Buyer will each use its best efforts to cause the conditions set forth in Sections 7 and 8, respectively, to be satisfied.

6.2 Public Announcements. Neither the Buyer, the Seller, nor the Company will make or provide any notice to customers, press release, or other public announcement concerning the transactions contemplated by this Agreement without the prior written consent of all other parties, which consent will not be unreasonably withheld; however, this Section 6.2 will not prevent a party from supplying such information or making statements as required by governmental authority or as necessary for a party to satisfy its legal obligations (prompt notice of which will in any such case be given to the other party or parties).

Initials: Buyer XG
Seller PL

6.3 Action After the Closing. On the reasonable request of any party after the Closing, all other parties will take all action and will execute all documents and instruments necessary or desirable to consummate and give effect to the Purchase.

SECTION 7. CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS

Each and every obligation of the Buyer under this Agreement is subject to the satisfaction, at or before the Closing, of each of the following conditions:

7.1 Representations and Warranties; Performance. Each of the representations and warranties made by the Seller and the Company in this Agreement will be true and correct in all material respects as of the date of the Closing with the same effect as though made at that time except for changes contemplated, permitted, or required by this Agreement. The Seller and the Company will have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by them before the Closing. The Buyer will have received, at the Closing, a certificate of the Seller and the Company, signed by the President and the Chief Financial Officer of the Seller and the Company, stating that each of the representations and warranties made by the Seller and the Company in this Agreement is true and correct in all material respects as of the date of the Closing except for changes contemplated, permitted, or required by this Agreement and that the Seller and the Company have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by them before the Closing.

7.2 No Proceeding or Litigation. No action, suit, or proceeding before any court or any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of the Closing, against the Seller, the Company, or the Buyer or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change the Purchase, questioning the validity or legality of the Purchase, or seeking damages in connection with the Purchase.

7.3 Material Change. After the date of this Agreement and through the date of the Closing, the Company will not have suffered any Material Adverse Change (whether or not such change is referred to or described in any supplement to any Schedule to this Agreement) in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent, or otherwise), or operations.

7.4 Corporate Action. The Seller will have furnished to the Buyer a copy, certified by the Seller's Secretary or Assistant Secretary, of the Seller's and the Company's resolutions authorizing the execution, delivery, and performance of this Agreement.

Initials: Buyer XG
Seller [initials]

SECTION 8. CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS

Each and every obligation of the Seller under this Agreement is subject to the satisfaction, at or before the Closing, of each of the following conditions:

8.1 Representations and Warranties; Performance. Each of the representations and warranties made by the Buyer in this Agreement will be true and correct in all material respects as of the date of the Closing with the same effect as though made at that time except for changes contemplated, permitted, or required by this Agreement. The Buyer will have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it before the Closing. The Seller will have received, at the Closing, a certificate of the Buyer, signed by the President and the Chief Financial Officer of the Buyer, stating that each of the representations and warranties made by the Buyer in this Agreement is true and correct in all material respects as of the date of the Closing, except for changes contemplated, permitted, or required by this Agreement, and that the Buyer has performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it before the Closing.

8.2 No Proceeding or Litigation. No action, suit, or proceeding before any court or any governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and no action, investigation, suit, or proceeding will be threatened at the time of the Closing, against the Seller, the Company, or the Buyer or any of their affiliates, associates, officers, or directors, seeking to restrain, prevent, or change the Purchase, questioning the validity or legality of the Purchase, or seeking damages in connection with the Purchase.

SECTION 9. CLOSING

9.1 Time, Place, and Manner of Closing. The closing of the Purchase (the "Closing") will be held at the offices of ________________________ in ____________________, Oregon, at _____ (time) on **July 15, 2015**, or at such other time and place as the parties may agree. At the Closing, the parties to this Agreement will exchange certificates and other instruments and documents to determine whether the terms and conditions of this Agreement have been satisfied.

9.2 Events of Closing. At the Closing, the following events will occur:

(a) The Buyer will purchase the Shares from the Seller;

(b) The Seller will transfer the Shares to the Buyer, free of any liens, encumbrances, or restrictions, by executing a stock power in the form agreed to by the parties and the Seller will deliver stock certificates for the Shares to the Buyer;

Initials: Buyer YG
Seller [signature]

(c) The Buyer will pay the Purchase Price to the Seller;

(d) The Company will provide to the Buyer all necessary authorization to enable the Buyer to obtain access to all the Company's bank and other similar accounts, safe-deposit boxes, vaults, and other secure accounts and places; and

9.3 Consummation of Closing. All acts, deliveries, and confirmations to be completed at the Closing, regardless of chronological sequence, will be deemed to occur contemporaneously and simultaneously on the occurrence of the last act, delivery, or confirmation of the Closing, and none of such acts, deliveries, or confirmations will be effective unless and until the last of the same will have occurred.

9.4 Release of Funds from Escrow. Funds will be released to Sellers upon proof of settlement and payment in full satisfaction of Seller's and Company's debts, including but not limited to US federal taxes and Komatsu.

SECTION 10. TERMINATION

10.1 Rights of Parties to Terminate. This Agreement may be terminated:

(a) By the Buyer, if the Seller or the Company has breached any of its respective obligations under this Agreement in any material respect;

(b) By the Seller, if the Buyer has breached any of its obligations under this Agreement in any material respect;

(c) By either the Seller or the Buyer, by written notice to the other party, if the Closing has not occurred on or before July 15, 2015; however, the right to terminate this Agreement under this Section 10.1(c) will not be available to any party whose failure to fulfill or perform any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

(d) By the mutual consent of the Buyer and the Seller.

10.2 Effect of Termination. If either the Buyer or the Seller decides to terminate this Agreement pursuant to Section 10.1, such party will give written notice to the other party to this Agreement of such decision. In the event of a termination of this Agreement, the parties to this Agreement will be released from all liabilities and obligations arising under this Agreement with respect to the matters contemplated by this Agreement, other than for damages arising from a breach of this Agreement.

Initials: Buyer YC
Seller PK

SECTION 11. SURVIVAL; INDEMNIFICATION

11.1 Survival of Representations and Warranties. All representations and warranties made in this Agreement will survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement will be deemed to have waived any misrepresentation or breach of the representation or warranty if the party had knowledge of such breach before the Closing, if the party making the representation proves by clear and convincing evidence that the party having knowledge of facts giving rise to the breach also knew that such facts constituted a breach. The representations and warranties in this Agreement will terminate two years after the closing date, and such representations or warranties will thereafter be without force or effect, except for any claim with respect to which notice has been given to the potential indemnifying party before such expiration date.

11.2 Indemnification by Seller.

11.2.1 Extent of Indemnification. The Seller agrees to indemnify and to hold the Buyer and its successors and assigns harmless from and against any and all claims, liabilities, obligations, costs, and expenses, including reasonable attorney fees (collectively, "Damages") arising out of or related to:

(a) Any breach or inaccuracy of any representation or warranty of the Seller or the Company made in this Agreement or any Related Document; or

(b) Any failure by the Seller or the Company to perform any covenant required to be performed by it pursuant to this Agreement or any Related Document.

11.2.2 Limit on Indemnification. With respect to Damages arising out of or related to any breach or inaccuracy of any representation or warranty of the Seller or the Company made in this Agreement or any Related Document, the Seller's liability shall be limited to $300,000.00 purchase price and the amount of any deferred payments and royalties paid during the two year indemnification period.

11.3 Indemnification by Buyer. The Buyer agrees to defend, indemnify, and hold harmless the Seller from and against all Damages arising out of or related to:

(a) Any breach or inaccuracy of any representation or warranty of the Buyer made in this Agreement or any Related Document; or

(b) Any failure by the Buyer to perform any covenant required to be performed by the Buyer pursuant to this Agreement or any Related Document.

(c) The maximum aggregate amount of the Buyer's liability is the initial payment amount ($300,000.00).

Initials: Buyer YG
Seller QK

11.4 Notice of Claim. If any claim is asserted against a party (the "Indemnified Party") that would give rise to a claim by such Indemnified Party against the other party (the "Indemnifying Party") for indemnification under the provisions of this section, then the Indemnified Party will promptly give written notice to the Indemnifying Party concerning such claim, and the Indemnifying Party will, at no expense to the Indemnified Party, defend the claim.

SECTION 12. MISCELLANEOUS PROVISIONS

12.1 Waiver of Compliance; Consent.

12.2.1 Waiver of Compliance. Any failure of any party to comply with any obligation, covenant, agreement, or condition in this Agreement may be waived by the party entitled to the performance of such obligation, covenant, or agreement or by the party who has the benefit of such condition, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement, or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

12.2.2 Consent. Whenever this Agreement requires or permits consent by or on behalf of any party to this Agreement, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth in Section 12.2.1.

12.2 Payment of Fees and Expenses. Except as set forth in Section 11.2, each party to this Agreement will be responsible for, and will pay, all of its own fees and expenses, including those of its lawyers and accountants, incurred in the negotiation and preparation of this Agreement and the consummation of the Purchase.

The parties have entered into this Agreement as of the date first written above.

COMPANY:

By: /s/ Robert Landau
Name: Rob Landau
Title: President, Director, Nevada Rae Gold, Inc.

SELLER:

By: /s/ Robert Landau
Name: Rob Landau
Title: CEO, President, Director Pacific Gold, Inc.

Initials: Buyer YL
Seller RL

BUYER :

By: /s/_____________________
Yoav Gueron
Title: President and Director, New Gold Recovery USA, Inc.

****

EXHIBIT A

1. Payments. Cash amount of **<u>$300,000.00</u>** will be paid by the Buyer and held in escrow to pay the balance of amounts owed to the Internal Revenue Service (IRS) and Komatsu, creditors of the Seller. After such debts are satisfied in full and proof of payment submitted for Buyer's approval, then the remaining proceeds of the purchase price will be released to the Seller from escrow after Closing. Payment will be paid at the Closing by cashier's check or wire transfer.

2. Deferred Payment. Cash amount of **<u>$100,000.00</u>** will be paid by wire transfer to a bank account of the Buyer's selection 12 months after Closing. The Parties acknowledge that this payment will create a security interest in the Real Property owned by the Company, which security interest will be released after payment of the Deferred Payment amount.

3. Royalties. Upon completion of the Transaction, Buyer shall pay to Seller a royalty (the "Royalty") equal to **4% (aggregate) of net smelter returns up to a cap of $720,000.00**. "Net smelter returns" means the net proceeds received by Buyer in any year from the sale of free gold, silver and platinum group metals from placer and alluvial material recovered using the facility or claims related to this Agreement. Buyer will have the right (but not the obligation) at any time to purchase the Royalty from Seller for the sum of $500,000.00 during the first 12 months after Closing. The interest in the Royalty purchased hereunder will include a corresponding interest in any payments on account of the Royalty for the portion of the fiscal year of Buyer remaining after the date of purchase.

Initials: Buyer______
Seller______

Appointment of Referral Agent

This agreement is entered into between AJ Thompson Business Services (the "Agent") and Pacific Gold Corp. (the "Company") which owns Nevada Rae Gold, Inc. ("NRG").

The Agent and the Company agree as follows:

1. The Company is appointing the Agent as a referral source for the sole purpose of providing to the Company the name(s) of businesses or individuals, which may have an interest in purchasing or joint venturing NRG.

2. All referrals must include a personal introduction by the Agent to the Company to the principal, major shareholder, executive officer, or investor represented by the referral.

3. This is a Non-Exclusive Referral Agreement.

4. The term of Agent's appointment shall begin on January 23, 2013. The Company may end the Agent or appointment pursuant to this agreement at any time and for any reason upon written notice to Agent.

5. All referrals by the Agent shall be made to Rob Landau as representative of the Company.

6. If the Agent provides a referral that purchases all or a portion of the Company, the Company shall pay the Agent a referral fee of 10% (ten percent) based on selling price of the Company (monetary actually received at closing or financed or received as royalties). Any such compensation must be directly related to the referral provided by the Agent. In the event the Company receives no compensation, no referral fee will be paid to the Agent. The Agent's compensation shall be kept confidential between the Company and the Agent, subject to the SEC reporting requirements of the Company.

7. The Agent shall email or fax the details of all Referrals to the individual listed in #5 above. If the Company agrees the Referral is a new referral, the Company shall reply to the email or fax from the Agent and notify the Agent if the Referral is eligible under this Referral Agent Agreement.

8. The Agent will not publicly advertise the sale of NRG via any means including the internet, other than to its own list of pre-established business contacts.

9. The Agent will maintain and uphold the Non Disclosure Agreement previously executed by the Company and the Agent.

10. The parties agree that no employer-employee relationship is created by this agreement, but that the relationship of the Agent to the Company shall be that of an independent contractor.

This agreement was executed by the Agent and the Company on January 23, 2013.

Company:	Agent:
By: [signature]	[signature]
Mitch Geisler	Pete Thompson
Pacific Gold Corp.	AJ Thompson Business Services

Exhibit B
List of Subsidiaries of the Company

NONE

Exhibit C
Bank Accounts and Financial Statements

NONE. - BANK ACCOUNTS
FINANCIAL STATEMENTS - ATTACHED

Exhibit D
Liabilities, Liens, Other Obligations

Creditor 1: IRS federal tax lien
Amount:
To be paid by Seller from proceeds of sale.

Creditor 2: Komatsu, Inc.
Amount:
To be paid by Buyer per settlement in amount of $30,000.00.

Creditor 3:

Initials: Buyer______
Seller [initials]

EXHIBIT C

NEVADA RAE GOLD
PROFIT AND LOSS
JANUARY 2014 THROUGH JUNE 2015

	Jan - Dec 14	Jan - Jun 15
Ordinary Income/Expense		
Expense		
Automobile Expense	0.00	0.00
Communications		
Telephone	7,788.01	4,300.34
Total Communications	7,788.01	4,300.34
Depreciation Expense	105,333.75	47,366.27
Freight & Delivery	0.00	0.00
Fuel & Consumables		
Auto Fuel	0.00	0.00
Diesel	0.00	0.00
Fuel - Oxy/Acc	2,518.25	1,405.56
Total Fuel & Consumables	2,518.25	1,405.56
Insurance		
Auto Insurance	0.00	0.00
Equipment Insurance	7,991.02	0.00
Reclamation Insurance	11,077.64	5,538.82
Work Comp	0.00	0.00
Total Insurance	19,068.66	5,538.82
Interest Expense		
Finance Charge	47,389.86	23,699.07
Total Interest Expense	47,389.86	23,699.07
Labour		
Bonuses and awards	1,950.00	0.00
Casual	0.00	0.00
General & Administrative	39,747.86	25,267.86
Holiday Pay	2,382.86	460.00
Maternity Pay	4,500.00	0.00
Mileage Reimbursements	6,995.40	3,795.00
Plant Work	0.00	90.00
Security	106,975.18	54,328.39
Severance Pay	0.00	0.00
Vacation Pay	7,946.54	2,876.17
Labour - Other	0.00	0.00
Total Labour	170,497.84	86,817.42
Licenses and Permits	4,051.58	2,276.58
Office and Administration		
Bank Service Charges	60.00	0.00
Cleaning	49.88	0.00
Computers & Software	98.75	0.00
Dues and Subscriptions	39.99	0.00
Household Supplies	0.00	0.00
Miscellaneous	885.26	263.51
Office Supplies	199.60	253.09

NEVADA RAE GOLD
PROFIT AND LOSS
JANUARY 2014 THROUGH JUNE 2015

	Jan - Dec 14	Jan - Jun 15
Postage and Delivery	0.00	0.00
Printing and Reproduction	0.00	0.00
Total Office and Administration	1,333.48	516.60
Payroll Expenses	21,847.92	11,865.40
Professional Fees		
Consulting	0.00	0.00
Engineering	23,178.00	0.00
Geologist	0.00	0.00
Legal Fees	900.50	0.00
Professional Fees - Other	3,000.00	1,166.67
Total Professional Fees	27,078.50	1,166.67
Rent		
Equipment	5,889.84	3,166.00
Total Rent	5,889.84	3,166.00
Repairs		
Electrical repairs	1,752.50	1,110.00
Equipment Repairs	0.00	0.00
Job Materials & Parts	0.00	0.00
Truck Repairs	0.00	0.00
Total Repairs	1,752.50	1,110.00
Site Costs	0.00	0.00
Supplies		
Job Materials & Tools	131.95	0.00
Total Supplies	131.95	0.00
Taxes		
Interest & Penalties	5,731.79	827.64
Property	270.75	96.00
Total Taxes	6,002.54	923.64
Travel & Ent		
Airfare	0.00	0.00
Hotel	0.00	0.00
Meals	0.00	0.00
Parking	0.00	0.00
Travel	0.00	0.00
Total Travel & Ent	0.00	0.00
Utilities		
Gas and Electric	10,423.19	3,039.41
Sanitation	0.00	0.00
Waste Removal	810.00	405.00
Total Utilities	11,233.19	3,444.41
Total Expense	431,917.87	193,596.78
Net Ordinary Income	-431,917.87	-193,596.78
Other Income/Expense		
Other Income		

NEVADA RAE GOLD
PROFIT AND LOSS
JANUARY 2014 THROUGH JUNE 2015

	Jan - Dec 14	Jan - Jun 15
Gain/Loss Sale of Fixed Assets	5,394.30	-1,433.29
Other Income	0.00	0.00
Royalties	40,000.00	20,000.00
settlement of debt	24,581.72	0.00
Total Other Income	69,976.02	18,566.71
Other Expense		
Impairment Loss of Fixed assets	0.00	0.00
Total Other Expense	0.00	0.00
Net Other Income	69,976.02	18,566.71
Net Income	**-361,941.85**	**-175,030.07**

Nevada Rae Gold
Balance Sheet
For the Years Ended

	Dec 31, 14	Jun 30, 15
ASSETS		
Current Assets		
Checking/Savings		
Petty Cash	155.30	102.21
Total Checking/Savings	155.30	102.21
Other Current Assets		
Due from Fernley	14,761.78	14,761.78
Inventory	0.00	0.00
Total Inventory	0.00	0.00
Total Other Current Assets	14,761.78	14,761.78
Total Current Assets	14,917.08	14,863.99
Fixed Assets		
Building - Black Rock Canyon		
Acc Dep - Building	-636,959.70	-651,199.33
Aztec Storage Containers		
Depreciation - Aztec Containers	-4,668.16	-4,895.00
Aztec Storage Containers - Other	4,895.00	4,895.00
Total Aztec Storage Containers	226.84	0.00
Piping		
Depreciation - Piping	-3,310.46	-3,310.46
Piping - Other	3,310.46	3,310.46
Total Piping	0.00	0.00
Securitas BRC System		
Depreciation - Securitas BRC	-43,066.60	-44,755.57
Securitas BRC System - Other	44,755.57	44,755.57
Total Securitas BRC System	1,688.97	0.00
Security Office		
Depreciation - Security Office	-13,591.01	-14,358.41
Security Office - Other	14,997.95	14,997.95
Total Security Office	1,406.94	639.54
Building - Black Rock Canyon - Other	652,396.00	652,396.00
Total Building - Black Rock Canyon	18,759.05	1,836.21
Equipment		
Conveyors		
24" x 20'	7,852.60	7,852.60
30" x 60'	23,584.78	23,584.78
36" x 120'	56,339.69	56,339.69
Acc Dep - Conveyors	-78,993.26	-83,977.52
Total Conveyors	8,783.81	3,799.55
Earth Moving Equipment		
Acc Depreciation	-29,025.24	-29,025.24
Field Pup Fuel Trailer	9,192.75	9,192.75
Fuel Tank - O'day	19,832.49	19,832.49
Total Earth Moving Equipment	0.00	0.00

Nevada Rae Gold
Balance Sheet
For the Years Ended

	Dec 31, 14	Jun 30, 15
Equipment - Water		
Well Pumps and Caps		
Well Pumps & Caps Depreciation	-16,330.00	-16,330.00
Well Pumps and Caps - Other	16,330.00	16,330.00
Total Well Pumps and Caps	0.00	0.00
Total Equipment - Water	0.00	0.00
Fence - Black Rock Canyon		
Acc Depreciation	-65,752.69	-69,035.04
Fence - Black Rock Canyon - Other	74,101.00	74,101.00
Total Fence - Black Rock Canyon	8,348.31	5,065.96
Office Equipment		
Acc Depreciation	-12,137.11	-12,137.11
Office Equipment - Other	12,137.11	12,137.11
Total Office Equipment	0.00	0.00
Processing Equipment		
12" Hy-G Mineral Concentrator	12,122.13	12,122.13
Acc Depreciation	-589,352.43	-611,529.23
D20B Hydro Cyclone	4,073.02	4,073.02
Gold Room Sweco Screen	9,488.86	9,488.86
Goldtron	14,348.67	14,348.67
Hoses	14,040.81	14,040.81
Jig Stand	6,206.67	6,206.67
Knelson Stand	11,526.67	11,526.67
Knelson XD-48	220,268.55	220,268.55
McLanahan Twin 36x27 Sand Screw	32,713.90	32,713.90
Mentaberry Feed Hopper	31,200.24	31,200.24
Pumps		
A & F Var Speed Pump 60GPH	3,450.00	3,450.00
Ash 4 x 6 Pump	7,800.00	7,800.00
Booster Pump	3,501.49	3,501.49
EMSCO ABB ACH 500	2,475.13	2,475.13
Gould Pump		
Fire Hose Pump (Goulds)	4,645.09	4,645.09
Knelson fresh water(Goulds)	4,645.09	4,645.09
Total Gould Pump	9,290.18	9,290.18
Goulds 1499-5BF2 10HP	1,843.56	1,843.56
Krebs Cyclones		
Cyclone (Kreb)	2,000.00	2,000.00
Cyclone (Krebs) D-20-B	2,000.00	2,000.00
Total Krebs Cyclones	4,000.00	4,000.00
Pump - Hydro Resources	27,605.56	27,605.56
Sala Pumps		
Sala 1 1/2" (Sala)	6,301.86	6,301.86
Sala 1 1/2" (VECALA)	6,301.86	6,301.86

Nevada Rae Gold
Balance Sheet
For the Years Ended

	Dec 31, 14	Jun 30, 15
Total Sala Pumps	12,603.72	12,603.72
Slurry Pumps		
Cyclone feed (Allis Chalmers)	17,589.07	17,589.07
Pond4PlantWater(Allis Chalmers)	12,500.00	12,500.00
Spray Bar Pump (Allis Chalmers)	12,500.00	12,500.00
Trommel-Knelson(Allis Chalmers)	17,463.22	17,463.22
Total Slurry Pumps	60,052.29	60,052.29
SRL Pump 50HP-A.M King	7,700.00	7,700.00
Sump Pump (Gold Room Sump)	9,099.61	9,099.61
Total Pumps	149,421.54	149,421.54
Scale	10,957.11	10,957.11
Settling Tanks	4,000.00	4,000.00
TECO 125HP AEHE-BP	1,100.00	1,100.00
Trio Grizzly Feeder	69,467.96	69,467.96
Trommel Conveyor	3,500.00	3,500.00
Trommel Screen	71,160.00	71,160.00
U-Tech Table	2,020.15	2,020.15
Welding Trailer	5,000.00	5,000.00
Total Processing Equipment	83,263.85	61,087.05
Radios - Action Communications		
Acc Depreciation - Radios	-6,051.38	-6,051.38
Radios - Action Communications - Other	6,051.38	6,051.38
Total Radios - Action Communications	0.00	0.00
Trucks & Accessories	9,183.29	0.00
Total Equipment	109,579.26	69,952.56
Land	13,670.00	13,670.00
Mining Claims	396,908.31	406,908.31
Reclamation Surety Bond	197,937.54	197,937.54
Water Rights and Wells	90,000.00	90,000.00
Total Fixed Assets	826,854.16	780,304.62
TOTAL ASSETS	**841,771.24**	**795,168.61**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable		
Accounts Payable	441,798.27	470,107.68
Total Accounts Payable	441,798.27	470,107.68
Other Current Liabilities		
Non Register Payables		
Accrued Liabilities	5,644.59	5,022.94
Total Non Register Payables	5,644.59	5,022.94
Note to Pacific Gold	11,923,988.83	12,012,683.76
Payroll Liabilities	176,308.15	188,352.88
Total Other Current Liabilities	12,105,941.57	12,206,059.58

Nevada Rae Gold
Balance Sheet
For the Years Ended

	Dec 31, 14	Jun 30, 15
Total Current Liabilities	12,547,739.84	12,676,167.26
Total Liabilities	12,547,739.84	12,676,167.26
Equity		
Capital Stock		
Common Stock	10,000.00	10,000.00
Total Capital Stock	10,000.00	10,000.00
Retained Earnings	-11,354,026.75	-11,715,968.60
Net Income	-361,941.85	-175,030.05
Total Equity	-11,705,968.60	-11,880,998.65
TOTAL LIABILITIES & EQUITY	**841,771.24**	**795,168.61**

EXHIBIT D

Nevada Rae Gold Inc. Liabilities July 15, 2015

Vendors:		Notes:
Airgas-NCN	1,458.83	
AT&T	1,157.19	
AT&T MOBILITY	276.93	
Blue Moon Portables	1,110.00	
Bruce Mackay Pump & Well Service,	1,312.50	
Erwin & Thompson LLP	1,000.00	Must be paid by July 31
Hoss Disposal, Inc.	276.00	
Komatsu Equipment	-	3 Monthly payments, as agreed July 31, Aug 31, Sep 30
Lander County Treasurer	26.47	
Marvel & Kump, Ltd.	750.00	Must be paid by July 31
Mine Safety and Health Administrat	19,506.23	Seller still negotiating re email July 14 1:18pm & 4:16pm response.
NV Energy 0494248	1,046.93	
NV Energy 8345 Hwy 306 (0494510)	(194.23)	
SLR International Corporation	2,500.00	Must be paid by July 17
Williams Scotsman Inc	1,582.99	
Total Vendors:	31,809.84	
United States Treasury (IRS)	138,406.30	Must be paid at closing - via online access
State of Nevada	52,641.70	Must be paid at closing - via online access
Accrued Wages	12,497.71	
Lease Royalties Due - B&B	20,000.00	Belastgeui must be paid by July 31
Eruasian Royalties Due	40,000.00	Seller still negotiating re email July 14 1:18pm & 4:16pm response.
Total Liabilities:	**$ 295,355.55**	

Exhibit E

All Permits and Licenses must be kept up to date with filings and fees (all listed in Exhibit I)

777 Lease

B&B Lease

Eurasian Lease

William Scotsman lease (Office Trailer)

Bond – quarterly payments due to keep contract in place (approx. $2,600) paid up to Sept 30th

Annual fees to BLM for the mining claims listed in Real Property, for B&B and 67 owned by NRG

EXHIBIT F

Item Name	Description	Serial Number	Quantity	What it is	Location
Backup alarm	backup alarm		3	Part	Connex
Bohler Thysen	5/32x18 welding rod		1/2 box	Part	Mill
Castrol	Proplex Blue	54173	20 Cart	Part	Mill
cat	assorted o Ring	TKK TK3720	1 box	Part	Connex
cat	bearing		4	Part	Connex
cat	metal strip		5	Part	Connex
cat	988 filters		2	Part	Connex
cat	adaptor	7U 3272	1	Part	Connex
cat	alternator		1	Part	Connex
cat	Assorted Gaskets		1 lg box	Part	Connex
cat	assorted nuts, bolts,pins oring		1 box	Part	Connex
cat	base		1	Part	Connex
cat	bearing kit	054-2213	1	Part	Connex
cat	belt G seat	8Y 4037	1	Part	Connex
cat	Blade	41683	3	Part	Connex
cat	Blade	41 68401		Part	Connex
cat	bolt	56-2645	2	Part	Connex
cat	bolt	0S1625	1	Part	Connex
cat	bolt	4H2889	1	Part	Connex
cat	bolt	7X0355	3	Part	Connex
cat	bolt	2H3750	1	Part	Connex
cat	bolt	02C156496A	1	Part	Connex
cat	bolt	8T9375	1	Part	Connex
cat	bolt		1	Part	Connex
cat	bolt	7Y3557	1	Part	Connex
cat	Bracket	9R 5862	1	Part	Connex
cat	Brg kit	118 0642	3	Part	Connex
cat	bulbs assorted		1 case	Part	Connex
cat	Bushing	BN14D13	1	Part	Connex
cat	Cat O rings		1 pkg	Part	Connex
cat	clamp	2U 6918	1	Part	Connex
cat	clamp	2U 6783	1	Part	Connex
cat	clip	085 5402	1	Part	Connex
cat	coupling	965839	1	Part	Connex
cat	cover	51 3469	1	Part	Connex
cat	Element	7Y1197	1	Part	Connex
cat	Element	7Y1196	1	Part	Connex
cat	Element	7W5313	1	Part	Connex
cat	Element	1P-8482	4	Part	Connex
cat	Element	094-4412	2	Part	Connex
cat	filter	9N3368	2	Part	Connex
cat	filter	1R0769	2	Part	Connex
cat	filter	1R0749	2	Part	Connex
cat	filter	4T6788	2	Part	Connex
cat	filter	094-4412	1	Part	Connex
cat	filter	9N6123	1	Part	Connex
cat	filter		1	Part	Connex
cat	filter	7Y3548	1	Part	Connex
cat	filter	7Y3549	2	Part	Connex
cat	filter	7Y3550	1	Part	Connex
cat	gromet	5P8249	1	Part	Connex
cat	gromet	65-4039	1	Part	Connex

cat	gromet	BC 103 E 3L	1	Part	Connex
cat	gromet	7U 0428	2	Part	Connex
cat	gromet	6U 8402	1	Part	Connex
cat	handle	2V 6468	1	Part	Connex
cat	handle	3V 3109	1	Part	Connex
cat	harness assy	3V0957	1	Part	Connex
cat	Horn Assy	174 7875	3	Part	Connex
cat	Horn Assy	163-1201	3	Part	Connex
cat	Housing	H072	1 set	Part	Connex
cat	Hyd filter	1R-0741	1	Part	Connex
cat	injector pump		1	Part	Connex
cat	Lamp	AX-1439	1	Part	Connex
cat	Lamp	7G9730	2	Part	Connex
cat	Lamp	1M5898	3	Part	Connex
cat	lug bolts		1 box	Part	Connex
cat	motor-A		1	Part	Connex
cat	mount-As		2	Part	Connex
cat	nut	BH033-E-4-B	1	Part	Connex
cat	nut	8S0934	2	Part	Connex
cat	Oil Filter		1	Part	Connex
cat	pin	6Y7603	2	Part	Connex
cat	pin	121-4300E	1	Part	Connex
cat	pin	5U2645	4	Part	Connex
cat	pin	5U 2645	1	Part	Connex
cat	plug	9N5253	5	Part	Connex
cat	refill kit		1	Part	Connex
cat	regulator	248 5513	1	Part	Connex
cat	Rings	24-5656	2	Part	Connex
cat	Round Filter cover		2	Part	Connex
cat	screw	0295-464	2	Part	Connex
cat	seal		1	Part	Connex
cat	seal	6Y 2510	1	Part	Connex
cat	seal	9X4597	1	Part	Connex
cat	seal	2H 2665	1	Part	Connex
cat	seal grp	109 0861	2	Part	Connex
cat	Seal Unit	1M 5928	1	Part	Connex
cat	sleeve	7U 4117	1	Part	Connex
cat	solenod	102-3506	1	Part	Connex
cat	stop	BL23541	1	Part	Connex
cat	switch	6P-3236	1	Part	Connex
cat	switch	3T2357	2	Part	Connex
cat	switch	9G 7641	1	Part	Connex
cat	track bolts		1 sm bag	Part	Connex
cat	u joints	476	4	Part	Connex
cat	washer	154446	2	Part	Connex
cat	washer	2U8929	1	Part	Connex
cat	wiper arm		1	Part	Connex
cat	wire	BC017L2C	1	Part	Connex
cat		6C8434	1	Part	Connex
cat			1	Part	Connex
Cat	lg excavator bucket cracked		1	Part	Yard
Cat	Rings		16	Part	Connex
Cat	small bucket		1	Part	Yard
Cat	windows		10	Part	Yard
cat	wiring harness		1	Part	Connex

Catolog	Assorted Parts		37	Part	Office
Chicago Rawhide	Oil Seal	36177	2	Part	Mill
commet	air seat	W01-358-8008	5	Part	Connex
Comspec	strong bond		2 gal	Part	Mill
DC Alaminarc	UPT4 Rod		1/4 box	Part	Mill
Dodge	Seal	WSTUSCM 207	2	Part	Mill
Dodge	Seal	P2BSCV 207	2	Part	Mill
Dodge	Seal	P2B-E-215R	2	Part	Mill
Dodge	Seal	P2BSC115	4	Part	Mill
Dodge	Seal	WSTUSC115	1	Part	Mill
Dodge	Seal	WSTU-SC-107	2	Part	Mill
Donaldson	Air Filter	P532473	3	Part	Connex
Donaldson	Air Filter	P526415	4	Part	Connex
Donaldson	filter	P559740	4	Part	Connex
Donaldson	filter	P556064	8	Part	Connex
Donaldson	filter	LF3614	1	Part	Connex
Donaldson	Fuel Cartridge	P552341	1	Part	Connex
Donaldson	Hyd Filter	P551334	1	Part	Connex
Donaldson	Hyd Filter	P170089	1	Part	Connex
Donaldson	Hyd Filter	P127309	1	Part	Connex
Donaldson	Lube Filter	P554005	1	Part	Connex
Donaldson	Safety Filter	P532474	2	Part	Connex
Fas kit	#10 washer		31	Part	Mill
Fas kit	#6 lock washer		100	Part	Mill
Fas kit	#8 lock washer		100	Part	Mill
Fas kit	1 1/4 external retaining ring		10	Part	Mill
Fas kit	1 1/4 internal retaining ring		10	Part	Mill
Fas kit	1 1/8 internal retaining ring		10	Part	Mill
Fas kit	1 external retaining ring		10	Part	Mill
Fas kit	1" retaining ring		10	Part	Mill
Fas kit	1/16 internal retaining ring		25	Part	Mill
Fas kit	1/16x1 1/2 cotter pin		100	Part	Mill
Fas kit	1/16x1 cotter pin		100	Part	Mill
Fas kit	1/16x3/4 Cotter pin		87	Part	Mill
Fas kit	1/16x3/4 spring pin		50	Part	Mill
Fas kit	1/16x5/16 spring pin		50	Part	Mill
Fas kit	1/2 cap		6	Part	Mill
Fas kit	1/2 coupler		1	Part	Mill
Fas kit	1/2 elbow		7	Part	Mill
Fas kit	1/2 exteranl retaining ring		50	Part	Mill
Fas kit	1/2 nipple		3	Part	Mill
Fas kit	1/2 plug		7	Part	Mill
Fas kit	1/2 retaining ring		25	Part	Mill
Fas kit	1/2 union		3	Part	Mill
Fas kit	1/2x12 square key stock		5	Part	Mill
Fas kit	1/2x3/8 bell reducer		8	Part	Mill
Fas kit	1/2x3/8 bushing		4	Part	Mill
Fas kit	1/4 cap		11	Part	Mill
Fas kit	1/4 coupler		8	Part	Mill
Fas kit	1/4 drive fit straight		5	Part	Mill
Fas kit	1/4 elbow		12	Part	Mill
Fas kit	1/4 Exteranl retaining ring		50	Part	Mill
Fas kit	1/4 magnetic driver		1	Part	Mill
Fas kit	1/4 nipple		5	Part	Mill
Fas kit	1/4 pipe 65		4	Part	Mill

Fas kit	1/4 plug		9	Part	Mill
Fas kit	1/4 retaining ring		50	Part	Mill
Fas kit	1/4 union		4	Part	Mill
Fas kit	1/4 x1/8 bushing		7	Part	Mill
Fas kit	1/4-28 straight		6	Part	Mill
Fas kit	1/4-28 straight		11	Part	Mill
Fas kit	1/4-28x45 grease fitting		10	Part	Mill
Fas kit	1/4x1 1/4 spring pin		10	Part	Mill
Fas kit	1/4x1/8 bell reducer		12	Part	Mill
Fas kit	1/4x12 square key stock		5	Part	Mill
Fas kit	1/4x28 striaght		3	Part	Mill
Fas kit	1/4x28x90 grease fitting		10	Part	Mill
Fas kit	1/4x3 cotter pin		20	Part	Mill
Fas kit	1/4x5/8 spring pin		10	Part	Mill
Fas kit	1/8 cap		8	Part	Mill
Fas kit	1/8 coupler		11	Part	Mill
Fas kit	1/8 elbow		9	Part	Mill
Fas kit	1/8 nipple		8	Part	Mill
Fas kit	1/8 pipe straight		2	Part	Mill
Fas kit	1/8 pipe straight		3	Part	Mill
Fas kit	1/8 pipe x 90		5	Part	Mill
Fas kit	1/8 plug		8	Part	Mill
Fas kit	1/8 straight pipe		0	Part	Mill
Fas kit	1/8 union		3	Part	Mill
Fas kit	1/8pipe x 65		16	Part	Mill
Fas kit	1/8x1 1/2 cotter pin		50	Part	Mill
Fas kit	1/8x1 cotter pin		40	Part	Mill
Fas kit	1/8x2 cotter pin		50	Part	Mill
Fas kit	1/8x3/4 spring pin		50	Part	Mill
Fas kit	1/8x3/8 spring pin		50	Part	Mill
Fas kit	10/32 nut		66	Part	Mill
Fas kit	10/32x1 1/2 screw		39	Part	Mill
Fas kit	10/32x1/2 mechanic screw		46	Part	Mill
Fas kit	10/32x2 mechanics screw		25	Part	Mill
Fas kit	10/32x3/4 nut		101	Part	Mill
Fas kit	10m 1.00 straight		10	Part	Mill
Fas kit	10m 1.5 45		3	Part	Mill
Fas kit	10m 1.5 90		5	Part	Mill
Fas kit	10mm 1.00 45		5	Part	Mill
Fas kit	10mm 1.00 90		3	Part	Mill
Fas kit	10mm 1.5 straight		5	Part	Mill
Fas kit	10x1 1/2 drill & tap screw		21	Part	Mill
Fas kit	10x1 drill & tap screw		43	Part	Mill
Fas kit	10x1/2 drill & tap screw		45	Part	Mill
Fas kit	10x3/4 drill & tap screw		40	Part	Mill
Fas kit	11/16 external retaining ring		25	Part	Mill
Fas kit	11/18 externial retaining ring		10	Part	Mill
Fas kit	12x1 1/2 drill & tap screw		25	Part	Mill
Fas kit	12x1 drill & tap screw		2	Part	Mill
Fas kit	12x2 drill & tap screw		21	Part	Mill
Fas kit	12x3/4 drill & tap screw		14	Part	Mill
Fas kit	13/16 external retaining ring		25	Part	Mill
Fas kit	13/16 internal retaining ring		25	Part	Mill
Fas kit	14x1 1/2 drill & tap screw		19	Part	Mill
Fas kit	14x1 drill & tap screw		10	Part	Mill

Fas kit	14x2 drill & tap screw		23	Part	Mill
Fas kit	14x3/4 drill & tap screw		25	Part	Mill
Fas kit	15/16 external retaining ring		10	Part	Mill
Fas kit	15/16 internal retaining ring		15	Part	Mill
Fas kit	3/16 drive fit straight		10	Part	Mill
Fas kit	3/16x1 1/4 spring pin		25	Part	Mill
Fas kit	3/16x1/2 spring pin		25	Part	Mill
Fas kit	3/16x12 square key stock		5	Part	Mill
Fas kit	3/16x2 cotter pin		24	Part	Mill
Fas kit	3/16x3 cotter pin		20	Part	Mill
Fas kit	3/32x1 1/2 cotter pin		146	Part	Mill
Fas kit	3/32x1 cotter pin		30	Part	Mill
Fas kit	3/32x3/4 cotter pin		98	Part	Mill
Fas kit	3/32x5/16 spring pin		50	Part	Mill
Fas kit	3/32x5/8 spring pin		50	Part	Mill
Fas kit	3/4 external retaining ring		25	Part	Mill
Fas kit	3/4 retaining ring		25	Part	Mill
Fas kit	3/4x1/2 bell reducer		0	Part	Mill
Fas kit	3/4x1/2 bushing		0	Part	Mill
Fas kit	3/8 cap		6	Part	Mill
Fas kit	3/8 coupler		8	Part	Mill
Fas kit	3/8 elbow		8	Part	Mill
Fas kit	3/8 external retaining ring		50	Part	Mill
Fas kit	3/8 internal retaining ring		50	Part	Mill
Fas kit	3/8 nipple		7	Part	Mill
Fas kit	3/8 plug		9	Part	Mill
Fas kit	3/8 union		3	Part	Mill
Fas kit	3/8x1 1/2 spring pin		5	Part	Mill
Fas kit	3/8x1/4 bell reducer		10	Part	Mill
Fas kit	3/8x1/4 bushing		7	Part	Mill
Fas kit	3/8x12 square key stock		4	Part	Mill
Fas kit	3/8x3 cotter pin		10	Part	Mill
Fas kit	3/8x3/4 spring pin		5	Part	Mill
Fas kit	5/16 drive fit straight		2	Part	Mill
Fas kit	5/16" external retaining ring		50	Part	Mill
Fas kit	5/16" retaining ring		50	Part	Mill
Fas kit	5/16x 12 square key stock		5	Part	Mill
Fas kit	5/16x1 1/2 spring pin		5	Part	Mill
Fas kit	5/16x2 spring pin		5	Part	Mill
Fas kit	5/16x3 cotter pin		15	Part	Mill
Fas kit	5/16x3/4 spring pin		10	Part	Mill
Fas kit	5/32x1 1/2 cotter pin		50	Part	Mill
Fas kit	5/32x1 1/4 spring pin		25	Part	Mill
Fas kit	5/32x1/2 spring pin		50	Part	Mill
Fas kit	5/32x2 cotter pin		44	Part	Mill
Fas kit	5/32x3/4 spring pin		50	Part	Mill
Fas kit	5/64x1/4 spring pin		50	Part	Mill
Fas kit	5/64x9/16 spring pin		50	Part	Mill
Fas kit	5/8 external retaining ring		25	Part	Mill
Fas kit	5/8 internal retaining ring		25	Part	Mill
Fas kit	5/8x1/4 spring pin		25	Part	Mill
Fas kit	6/32 mechanic screw		100	Part	Mill
Fas kit	6/32x1 1/2 mechanic screw		50	Part	Mill
Fas kit	6/32x1 nut		100	Part	Mill
Fas kit	6/32x1/2 mechanic screw		95	Part	Mill

Fas kit	6/32x3/4 mechanics screw		100	Part	Mill
Fas kit	6mm 1.00 90		5	Part	Mill
Fas kit	6mm-1.00 45		5	Part	Mill
Fas kit	6mm-1.00 straight		10	Part	Mill
Fas kit	6x1/2 drill & tap screw		45	Part	Mill
Fas kit	6x3/4 drill & tap screw		48	Part	Mill
Fas kit	6x3/8 drill & Tap screw		46	Part	Mill
Fas kit	7/16 external retaining ring		50	Part	Mill
Fas kit	7/16 internal retaining ring		50	Part	Mill
Fas kit	7/16x12 square key stock		5	Part	Mill
Fas kit	7/32x1 3/4 spring pin		10	Part	Mill
Fas kit	7/32x1 3/8 spring pin		25	Part	Mill
Fas kit	7/32x5/8 spring pin		25	Part	Mill
Fas kit	7/8 external retaining ring		10	Part	Mill
Fas kit	7/8 internal retaining ring		15	Part	Mill
Fas kit	8/32 nut		89	Part	Mill
Fas kit	8/32x1 screw		100	Part	Mill
Fas kit	8/32x1/2 mechanic screw		95	Part	Mill
Fas kit	8/32x2 mechanic screw		25	Part	Mill
Fas kit	8/32x34 mechanic screw		100	Part	Mill
Fas kit	8mm 1.00 45		5	Part	Mill
Fas kit	8mm 1.00 90		5	Part	Mill
Fas kit	8mm 1.00 straight		10	Part	Mill
Fas kit	8mm 1.25 45		5	Part	Mill
Fas kit	8mm 1.25 90		5	Part	Mill
Fas kit	8mm 1.25 straight		10	Part	Mill
Fas kit	8x1 1/2 drill & tap screw		8	Part	Mill
Fas kit	8x1 drill & tap screw		5	Part	Mill
Fas kit	8x1/2 drill & tap screw		48	Part	Mill
Fas kit	8x3/4 drill & tap screw		45	Part	Mill
Fas kit	9/16 external retaining ring		25	Part	Mill
Fas kit	9/16" retaining ring		25	Part	Mill
FJA Products	Duct Strap		1 box	Part	Mill
Fleetgaurd	Air Filter	AF876	1	Part	Connex
Fleetgaurd	Element	LF30199	1	Part	Connex
Fleetgaurd	Element	LF690S	1	Part	Connex
Fleetgaurd	Filter	LF691A	1	Part	Connex
Fleetgaurd	filter	LF3620	2	Part	Connex
Fleetwood	0109 Welding Rod		3/4 box	Part	Mill
Fleetwood	1/8x14 welding rod		1 box	Part	Mill
Fleetwood	1109 Welding Rod		1/4 box	Part	Mill
Fleetwood	5/32x14 welding rod		1/2 box	Part	Mill
Fleetwood	7018 Welding Rod		1 1/2 box	Part	Mill
Fleetwood	7018-1 Welding Rod		2 boxes	Part	Mill
Fleetwood	Cutting Tips		4	Part	Mill
Green Lee	Poly Line Rope		1/4 bucket	Part	Mill
grillage	6mm hardware cloth		1 roll	Part	Mill
gunite	Hub	821-9326	2	Part	
Haldex	Brake	GG4515QG	9	Part	Connex
Hand Book	Cat Performance		1	Part	Office
Haudraulic	gear oil		1 bucket	Part	Mill
Hose Power	10 mj PLUG		1	Part	Mill
Hose Power	100 RFF oring		10	Part	Mill
Hose Power	10FJ cap		5	Part	Mill
Hose Power	10G 10FJX swivel		2	Part	Mill

Hose Power	10G 10FJX90s		2	Part	Mill
Hose Power	10G10 FKY		8	Part	Mill
Hose Power	10G2 hyd hose		1	Part	Mill
Hose Power	10MB 10MJ male o ring		5	Part	Mill
Hose Power	10MB 10MJ90 elbow		3	Part	Mill
Hose Power	10MB 12MJ90 elbow		2	Part	Mill
Hose Power	10MB 8MJ90 elbow		3	Part	Mill
Hose Power	10MJ 12MP male to flare		4	Part	Mill
Hose Power	10MJ 8MP45 male to flare		2	Part	Mill
Hose Power	10MJ 8MP90 male to flare		4	Part	Mill
Hose Power	12 CFHS flange half set		2	Part	Mill
Hose Power	12 FJ cap		6	Part	Mill
Hose Power	12 FLOR oring		10	Part	Mill
Hose Power	12 MJ plug		9	Part	Mill
Hose Power	12 MP plug		6	Part	Mill
Hose Power	120 RFF oring		10	Part	Mill
Hose Power	120MJ 12 MP90 male to flare		3	Part	Mill
Hose Power	12EFG4K hose		1	Part	Mill
Hose Power	12G 12 FL90 swivel		2	Part	Mill
Hose Power	12G 12 FORX flare		2	Part	Mill
Hose Power	12G 12 FPX		5	Part	Mill
Hose Power	12G 12 MPX flare		5	Part	Mill
Hose Power	12G 12FFORX90s		2	Part	Mill
Hose Power	12G 12FJK swivel		3	Part	Mill
Hose Power	12G 12FJX45 swivel		4	Part	Mill
Hose Power	12G 12FJX90n swivel		1	Part	Mill
Hose Power	12G 12FJX90S		3	Part	Mill
Hose Power	12G 12FL flare		3	Part	Mill
Hose Power	12G 12MP flare		6	Part	Mill
Hose Power	12G12 FKY		4	Part	Mill
Hose Power	12G2 hose		1	Part	Mill
Hose Power	12GS 12 FFORX45 swivel		3	Part	Mill
Hose Power	12GS 12 FFORX90 swivel		2	Part	Mill
Hose Power	12GS 12 FJX45S		2	Part	Mill
Hose Power	12GS 12 FJX90M		1	Part	Mill
Hose Power	12GS 12 FL 90m		2	Part	Mill
Hose Power	12GS 12 FL45M		1	Part	Mill
Hose Power	12GS 12FFORX 90m		2	Part	Mill
Hose Power	12GS 12FFORX flare		3	Part	Mill
Hose Power	12GS 12FJX 90S		3	Part	Mill
Hose Power	12GS 12FJX swivel		4	Part	Mill
Hose Power	12GS 12FL		2	Part	Mill
Hose Power	12GS 12FL45m		1	Part	Mill
Hose Power	12GS 12FL67M		2	Part	Mill
Hose Power	12GS 16 FL		2	Part	Mill
Hose Power	12GS 16FL90		2	Part	Mill
Hose Power	12GS 9SIF4		12	Part	Mill
Hose Power	12MB 12MJ male o ring		1	Part	Mill
Hose Power	12MB 12MJ90 elbow		4	Part	Mill
Hose Power	12MB 16MJ male o ring		2	Part	Mill
Hose Power	12MJ 12Mj male to flare		3	Part	Mill
Hose Power	12MJ 12MP 90 male to flare		2	Part	Mill
Hose Power	12MJ 12MP male to flare		4	Part	Mill
Hose Power	12MJ 12MP45 male to flare		3	Part	Mill
Hose Power	12MJ 16MP male to flare		6	Part	Mill

Hose Power	12MJ 16MP90 male to flare		2	Part	Mill
Hose Power	12Mj 8MP 90 male to flare		2	Part	Mill
Hose Power	12MP 12MP male pipe		4	Part	Mill
Hose Power	12MP 8FPS male pipe		3	Part	Mill
Hose Power	12MP 8MP male pipe		4	Part	Mill
Hose Power	12SG 12FJX 90L		1	Part	Mill
Hose Power	15MP 12FPS male pipe		4	Part	Mill
Hose Power	16 16MPX swivel		6	Part	Mill
Hose Power	16 FLOR oring		10	Part	Mill
Hose Power	16 MJ plug		4	Part	Mill
Hose Power	16 MP plug		6	Part	Mill
Hose Power	160 RFF oring		6	Part	Mill
Hose Power	16G 16 FFORX90s		1	Part	Mill
Hose Power	16G 16FFORX		1	Part	Mill
Hose Power	16G 16FJX swivel		2	Part	Mill
Hose Power	16G 16FJX90s		4	Part	Mill
Hose Power	16G 16FPX swivel		3	Part	Mill
Hose Power	16G 20FL flare		2	Part	Mill
Hose Power	16G 20FL90 swivel		2	Part	Mill
Hose Power	16G16 FKY		8	Part	Mill
Hose Power	16G2 Hyd. Hose		1/2 reel	Part	Mill
Hose Power	16GS 15FFORX90L		1	Part	Mill
Hose Power	16GS 16 FFORX		2	Part	Mill
Hose Power	16GS 16 FJX		4	Part	Mill
Hose Power	16GS 16FFORX 90		2	Part	Mill
Hose Power	16GS 16FFORX45S		3	Part	Mill
Hose Power	16GS 16FJX45S		2	Part	Mill
Hose Power	16GS 16FJX90S		2	Part	Mill
Hose Power	16GS 16FL		2	Part	Mill
Hose Power	16GS 16FL 110		2	Part	Mill
Hose Power	16GS 16FL22M		1	Part	Mill
Hose Power	16GS 16FL45M		3	Part	Mill
Hose Power	16GS 16FL60M		1	Part	Mill
Hose Power	16GS 16FL90M		2	Part	Mill
Hose Power	16GS 1F-4		10	Part	Mill
Hose Power	16GS 20 FL60M		1	Part	Mill
Hose Power	16GS 20FL		1	Part	Mill
Hose Power	16GS 20FL22M		2	Part	Mill
Hose Power	16GS 20FL30M		1	Part	Mill
Hose Power	16GS 20FL45		3	Part	Mill
Hose Power	16GS 20FL67M		1	Part	Mill
Hose Power	16gs 20Fl90M		3	Part	Mill
Hose Power	16MB 16MJ male o ring		2	Part	Mill
Hose Power	16MB 16MJ90 elbow		3	Part	Mill
Hose Power	16MJ 16MJ male to flare		3	Part	Mill
Hose Power	16MJ 16MP male to flare		5	Part	Mill
Hose Power	16MJ 16MP45 male to flare		2	Part	Mill
Hose Power	16MJ 16MP90 male to flare		3	Part	Mill
Hose Power	16Mp 16MP male pipe		2	Part	Mill
Hose Power	2 MP PLUG		11	Part	Mill
Hose Power	20 FJ cap		2	Part	Mill
Hose Power	20 FLOR oring		10	Part	Mill
Hose Power	20 MJ Plug		2	Part	Mill
Hose Power	20CFHS flange half set		2	Part	Mill
Hose Power	20GS 24FL90S		1	Part	Mill

Hose Power	20GS 20FL		2	Part	Mill
Hose Power	20GS 20FL110		1	Part	Mill
Hose Power	20GS 20FL30M		1	Part	Mill
Hose Power	20GS 20FL45S		2	Part	Mill
Hose Power	20GS 20FL60M		1	Part	Mill
Hose Power	20GS 20FL67M		1	Part	Mill
Hose Power	20GS 20FL90S		2	Part	Mill
Hose Power	20GS 20FLC		2	Part	Mill
Hose Power	20GS 24 FL30M		0	Part	Mill
Hose Power	20GS 24E90M		1	Part	Mill
Hose Power	20GS 24FL		2	Part	Mill
Hose Power	20GS 24FL		1	Part	Mill
Hose Power	20GS 24FL60M		0	Part	Mill
Hose Power	20GS 24FLC60		2	Part	Mill
Hose Power	20GS 24FLCO90		1	Part	Mill
Hose Power	20GS1F4		8	Part	Mill
Hose Power	20MJ 20MP male to flare		2	Part	Mill
Hose Power	24 FLOR oring		10	Part	Mill
Hose Power	240 RFF oring		10	Part	Mill
Hose Power	24C 121 hose		1	Part	Mill
Hose Power	24CFHS flange half set		2	Part	Mill
Hose Power	24MJ 24MP male to flare		2	Part	Mill
Hose Power	24PCS 1F 93K		1	Part	Mill
Hose Power	24PCS 24 FL22		1	Part	Mill
Hose Power	24PCS 24 FL30		0	Part	Mill
Hose Power	24PCS 24FJX		1	Part	Mill
Hose Power	24PCS 24FL		2	Part	Mill
Hose Power	24PCS 24FL45		1	Part	Mill
Hose Power	24PCS 24FL60		0	Part	Mill
Hose Power	24PCS 24FL67		1	Part	Mill
Hose Power	24PCS 24FL90		1	Part	Mill
Hose Power	24PCS 24FL90L		1	Part	Mill
Hose Power	24PCS 32 FL30		1	Part	Mill
Hose Power	24PCS 32FL		3	Part	Mill
Hose Power	24PCS 32FL 67		1	Part	Mill
Hose Power	24PCS 32FL22		1	Part	Mill
Hose Power	24PCS 32FL45		1	Part	Mill
Hose Power	24PCS 32FL60		1	Part	Mill
Hose Power	2FP 2FP pipe		4	Part	Mill
Hose Power	2G-1C-11C hose		1	Part	Mill
Hose Power	32 FLOR oring		10	Part	Mill
Hose Power	32CFHS flange half set		1	Part	Mill
Hose Power	32CI22 hose		1	Part	Mill
Hose Power	32PCS 1F G3K		4	Part	Mill
Hose Power	32PCS 32 FL22		1	Part	Mill
Hose Power	32PCS 32FI		3	Part	Mill
Hose Power	32PCS 32FL110		1	Part	Mill
Hose Power	32PCS 32FL30		1	Part	Mill
Hose Power	32PCS 32FL45		1	Part	Mill
Hose Power	32PCS 32FL60		1	Part	Mill
Hose Power	32PCS 32FL90		1	Part	Mill
Hose Power	4 mj PLUG		6	Part	Mill
Hose Power	4 MP plug		10	Part	Mill
Hose Power	4" hose protector		16	Part	Mill
Hose Power	40 RFF o ring		2	Part	Mill

Hose Power	4FP 4FP pipe			9	Part	Mill
Hose Power	4G=4MPX female falt face			4	Part	Mill
Hose Power	4G2 hose			1	Part	Mill
Hose Power	4G-2MP female flat face			4	Part	Mill
Hose Power	4G4 FKY			7	Part	Mill
Hose Power	4G-4FFORX femlae flat face			3	Part	Mill
Hose Power	4G-4FJX female flat face			6	Part	Mill
Hose Power	4G-4FJX90 elbow			4	Part	Mill
Hose Power	4G-4FKX45 e;bpw			2	Part	Mill
Hose Power	4G-4MP female flat face			12	Part	Mill
Hose Power	4MB 4MJ male o Ring			8	Part	Mill
Hose Power	4MB 4MJ90elbow			4	Part	Mill
Hose Power	4MB 6MJ male o ring			2	Part	Mill
Hose Power	4MB 6MJ90 elbow			4	Part	Mill
Hose Power	4MJ 2mp			6	Part	Mill
Hose Power	4MJ 2MP45 male to flare			6	Part	Mill
Hose Power	4MJ 2MP90 male to flare			7	Part	Mill
Hose Power	4MJ 4MJ male to flare			9	Part	Mill
Hose Power	4MJ 4MP male to flare			5	Part	Mill
Hose Power	4MJ 4MP45 male to flare			2	Part	Mill
Hose Power	4MJ 4MP90 male to flare			5	Part	Mill
Hose Power	4MJ 6MP90 male to flare			5	Part	Mill
Hose Power	4MP 2MP male pipe			4	Part	Mill
Hose Power	4MP 4FPX90 elbow			5	Part	Mill
Hose Power	4MP 4MP male pipe			7	Part	Mill
Hose Power	4MP2FPS male pipe			8	Part	Mill
Hose Power	4VJ cap			4	Part	Mill
Hose Power	5MB 4MJ male o ring			6	Part	Mill
Hose Power	5MB 6MJ male o ring			6	Part	Mill
Hose Power	6 MJ plug			9	Part	Mill
Hose Power	6 MP plug			13	Part	Mill
Hose Power	6" hose protector			10	Part	Mill
Hose Power	602 Hyd hose			1	Part	Mill
Hose Power	60RFF oring			30	Part	Mill
Hose Power	6861-16 flange plug			2	Part	Mill
Hose Power	6861-16 flange plug			2	Part	Mill
Hose Power	6861-20 flange plug			2	Part	Mill
Hose Power	6861-24 flange plug			2	Part	Mill
Hose Power	6FJ cap			11	Part	Mill
Hose Power	6FP 6FP pipe			4	Part	Mill
Hose Power	6g *FJX swivel			2	Part	Mill
Hose Power	6G 6FFORX 90 swivel			6	Part	Mill
Hose Power	6G 6FFORX swivel			4	Part	Mill
Hose Power	6G 6FJX 90s flare			3	Part	Mill
Hose Power	6G 6FJX female flare			3	Part	Mill
Hose Power	6G 6MPX female falt face			2	Part	Mill
Hose Power	6G 8MJ flare			5	Part	Mill
Hose Power	6G6 FKY			8	Part	Mill
Hose Power	6G-6Mp female flat face			3	Part	Mill
Hose Power	6MB 4Mj male o ring			6	Part	Mill
Hose Power	6MB 6Mj elbow			6	Part	Mill
Hose Power	6MB 6MJ male o ring			3	Part	Mill
Hose Power	6MB 8Mj90 elbow			3	Part	Mill
Hose Power	6MJ 4MP male to flare			4	Part	Mill
Hose Power	6MJ 4MP45 male to flare			2	Part	Mill

Hose Power	6MJ 6MJ male to flare		7	Part	Mill
Hose Power	6MJ 6MP male to flare		4	Part	Mill
Hose Power	6MJ 6MP45 male to flare		2	Part	Mill
Hose Power	6MJ 8MP male to flare		4	Part	Mill
Hose Power	6MJ8MP90 male to flare		11	Part	Mill
Hose Power	6MP 2FPS male pipe		7	Part	Mill
Hose Power	6MP 4MP male pipe		5	Part	Mill
Hose Power	6MP 6FPX90 elbow		2	Part	Mill
Hose Power	6MP 6MP male pipe		7	Part	Mill
Hose Power	8 MJ plug		8	Part	Mill
Hose Power	8 MP plug		8	Part	Mill
Hose Power	8" hose protector		10	Part	Mill
Hose Power	80RFF oring		10	Part	Mill
Hose Power	8FJ cap		5	Part	Mill
Hose Power	8FP 8FP pipe		7	Part	Mill
Hose Power	8G 8FFORX swivel		5	Part	Mill
Hose Power	8G 8FFORX45 swivel		2	Part	Mill
Hose Power	8G 8FFORX90S		2	Part	Mill
Hose Power	8G 8FJX		4	Part	Mill
Hose Power	8G 8FJX45 swivel		3	Part	Mill
Hose Power	8G 8FJX45 swivel		3	Part	Mill
Hose Power	8G 8FJX90s		4	Part	Mill
Hose Power	8g 8MJ flare		7	Part	Mill
Hose Power	8G 8MP flare		6	Part	Mill
Hose Power	8G 8MPX flare		3	Part	Mill
Hose Power	8G8 FKY		7	Part	Mill
Hose Power	8MB 10MJ male o ring		4	Part	Mill
Hose Power	8MB 8MJ male o ring		3	Part	Mill
Hose Power	8MJ 6MP45 male to flare		2	Part	Mill
Hose Power	8MJ 8MJ male to flare		6	Part	Mill
Hose Power	8MJ 8MP male to flare		5	Part	Mill
Hose Power	8MJ 8MP45 male to flare		2	Part	Mill
Hose Power	8MJ 8MP90 male to flare		4	Part	Mill
Hose Power	8MP 6FPS male pipe		2	Part	Mill
Hose Power	8MP 6MP male pipe		2	Part	Mill
Hose Power	8Mp 8 FPX 90 elbow		2	Part	Mill
Hose Power	8MP 8MP male pipe		7	Part	Mill
Hose Power	90 degree brass fitting		8	Part	Mill
Hose Power	BG2 hose		1	Part	Mill
Hose Power	brass nut		5	Part	Mill
Hose Power	cotter keys		5 part bin	Part	Mill
Hose Power	SAE100 R12 hose		1	Part	Mill
Hose Power	sm air fitting		4 pkg	Part	Mill
insterstate plastic	5" hose		1	Part	Mill
Interstate Plastic	1" hose	ASTM 0-2239	1	Part	Mill
Interstate Plastic	3" hose		1	Part	Mill
Kohler	Pump	47559 11-5	1	Part	Connex
Komatsu	Blade	561-54-64420	2	Part	Connex
Komatsu	bolt	101010-8120	5	Part	Connex
Komatsu	Bracket	561-43-62341	2	Part	Connex
Komatsu	Bracket	561-43-60511	2	Part	Connex
Komatsu	Bracket	561-43-62521	1	Part	Connex
Komatsu	breather	424-1140-1120	1	Part	Connex
Komatsu	Bulb	08102-12403	1	Part	Connex
Komatsu	Coolant filter		1 case	Part	Connex

Komatsu	coupling		1	Part	Connex
Komatsu	cover	661-48-62541	1	Part	Connex
Komatsu	cump box		1	Part	Connex
Komatsu	Element	569-07-12403	5	Part	Connex
Komatsu	Element	BF3308	1	Part	Connex
Komatsu	Element	561-02-62530	11	Part	Connex
Komatsu	filter	561-02-62520	12	Part	Connex
Komatsu	filter	07063-01210	3	Part	Connex
Komatsu	filter	600-311-7111	14	Part	Connex
Komatsu	filter	561-02-62520	12	Part	Connex
Komatsu	filter	07063-01210	3	Part	Connex
Komatsu	filter	581-91-19110	1	Part	Connex
Komatsu	gasket	07331-54000	3	Part	Connex
Komatsu	gasket	07332-51400	4	Part	Connex
Komatsu	gasket	6212-61-6662	2	Part	Connex
Komatsu	Gasket kit		7	Part	Connex
Komatsu	heater	600-815-6221	2	Part	Connex
Komatsu	Hose	561-61-65330	4	Part	Connex
Komatsu	Hose	512-03-12490	1	Part	Connex
Komatsu	Indicator	702686C1	1	Part	Connex
Komatsu	Lamp	566-06-14311	1	Part	Connex
Komatsu	Lamp	566-06-14321	1	Part	Connex
Komatsu	Motor Assy	421-62-32700	1	Part	Connex
Komatsu	oil seal	07012-10150	1	Part	Connex
Komatsu	packing	566-50-11350	1	Part	Connex
Komatsu	Rings	424-16-11130	6	Part	Connex
Komatsu	rod end	04250-81683	1	Part	Connex
Komatsu	seal	07005-02716	2	Part	Connex
Komatsu	sensor	569-06-67520	1	Part	Connex
Komatsu	sensor	7861-92-1930	1	Part	Connex
Komatsu	sensor	EB8840	1	Part	Connex
Komatsu	shifter		1	Part	Connex
Komatsu	Shim Assy	561-27-00010	1	Part	Connex
Komatsu	spacer	6162-13-9420	2	Part	Connex
Komatsu	spring	561-34-61440	2	Part	Connex
Komatsu	spring	561-34-61460	2	Part	Connex
Komatsu	steps for trailer	561-54-31690	2	Part	Connex
Komatsu	switch	6460-12005	1	Part	Connex
Komatsu	switch	566-06-12540	1	Part	Connex
Komatsu	switch	08008-10000	2	Part	Connex
Komatsu	switch	08088-4000	1	Part	Connex
Komatsu	switch		2	Part	Connex
Komatsu	truck parts used		11	Part	Connex
Komatsu	tube	6215-81-5281	1	Part	Connex
Komatsu	V belt	04121-21748	1	Part	Connex
Komatsu	valve	566-50-21260	2	Part	Connex
Kreb	Appex BBPC 1	G8-23	5	Part	Connex
Kreb	Appex BPC 1.25	G82-30	3	Part	Connex
Kreb	appex BPC 3	PI-274	2	Part	Connex
Kreb	appex BPC3 678R	1		Part	Connex
Meritor	brake shoes		16	Part	Connex
Napa	#10		23	Part	Mill
Napa	#10 Hose Clamp		4	Part	Mill
Napa	#10 rivet		13	Part	Mill
Napa	#6 rivet		16	Part	Mill

Napa	#8 1.41		13	Part	Mill
Napa	#8 rivet		14	Part	Mill
Napa	028 Hose Clamp		3	Part	Mill
Napa	040 Hose Clamp		10	Part	Mill
Napa	048 Hose Clamp		10	Part	Mill
Napa	088 Hose Clamp		4	Part	Mill
Napa	1/2 Flat washer		167	Part	Mill
Napa	1/2 lock nut		23	Part	Mill
Napa	1/2 Lock washer		47	Part	Mill
Napa	1/2 nut		20	Part	Mill
Napa	1/2x 2 1/4 cap screw		21	Part	Mill
Napa	1/2x1 1/2 cap screw		44	Part	Mill
Napa	1/2X1 1/2 flat screw		17	Part	Mill
Napa	1/2x1 1/4 cap screw		39	Part	Mill
Napa	1/2x1 3/4 cap screw		32	Part	Mill
Napa	1/2x1 cap screw		53	Part	Mill
Napa	1/2x2 1/2 cap screw		18	Part	Mill
Napa	1/2x2 cap screw		26	Part	Mill
Napa	1/2x3 1/2 cap screw		8	Part	Mill
Napa	1/2x3 cap screw		19	Part	Mill
Napa	1/2x3/4 hex screw		8	Part	Mill
Napa	1/2x4 cap screw		12	Part	Mill
Napa	1/2x5 flat screw		8	Part	Mill
Napa	1/2x6 1/2 Flat screw		46	Part	Mill
Napa	1/4 #20 rivet		10	Part	Mill
napa	1/4 x 4 flat screw		34	Part	Mill
Napa	1/4" flat washer		205	Part	Mill
Napa	1/4" Lock nut		216	Part	Mill
Napa	1/4" lock washer		79	Part	Mill
Napa	1/4" nut		127	Part	Mill
Napa	1/4x 1 3/4		53	Part	Mill
Napa	1/4x1 1/2 cap screw		40	Part	Mill
napa	1/4x1 1/4 cap screw		73	Part	Mill
Napa	1/4x1 cap screw		94	Part	Mill
Napa	1/4x1/2 cap screw		96	Part	Mill
Napa	1/4x1/4x1/4 tub nut		3	Part	Mill
Napa	1/4x11/16x3/4 tub nut		5	Part	Mill
Napa	1/4x2 1/2 cap screw		14	Part	Mill
Napa	1/4x2 cap screw		47	Part	Mill
Napa	1/4x2 flat screw		20	Part	Mill
Napa	1/4x3 1/2 cap screw		0	Part	Mill
Napa	1/4x3 cap screw		0	Part	Mill
Napa	1/4x3/32x1//8 tub nut		6	Part	Mill
Napa	1/4x3/32x9/64 tub nut		7	Part	Mill
Napa	1/4x3/4 cap screw		83	Part	Mill
Napa	1/4x4 cap screw		10	Part	Mill
Napa	1/4x9/64x3/16 tub nut		5	Part	Mill
Napa	1/8 mm Flat nut		30	Part	Mill
Napa	1/8x1/8 tublar nut		17	Part	Mill
Napa	1/8x16 tublar nut		15	Part	Mill
Napa	1/8x32mm rivet		15	Part	Mill
Napa	10m flat washer		44	Part	Mill
Napa	10m lock washer		31	Part	Mill
Napa	10mx1.50 Hex nut		45	Part	Mill
Napa	10mx1.50x25 Hex cap screw		12	Part	Mill

Napa	10mx1.50x30 hex cap screw		16	Part	Mill
Napa	10mx1.50x35 hex capscrew		19	Part	Mill
Napa	10mx1.50x40 Hex cap screw		12	Part	Mill
Napa	10mx1.50x45 hex cap screw		21	Part	Mill
Napa	12mm flat washer		32	Part	Mill
Napa	12mm lock washer		37	Part	Mill
Napa	12mx1.75 Hex nut		40	Part	Mill
Napa	12mx1.75x25 Hex cap screw		33	Part	Mill
Napa	12mx1.75x30 hex cao screw		16	Part	Mill
Napa	12mx1.75x35 hex cap screw		17	Part	Mill
Napa	12mx1.75x40 hex cap screw		18	Part	Mill
Napa	12mx1.75x45 hex cap screw		19	Part	Mill
Napa	14mm flat washer		48	Part	Mill
Napa	14mm lock washer		56	Part	Mill
Napa	14mx2 Hex nut		47	Part	Mill
Napa	14mx2x235 hex cap screww		8	Part	Mill
Napa	14mx2x25 hex cap screw		9	Part	Mill
Napa	14mx2x30 hex cap screw		10	Part	Mill
Napa	14mx2x40 hex cap screw		2	Part	Mill
Napa	14mx2x45 hex cap screw		10	Part	Mill
Napa	3/16x3/64 tublar nut		8	Part	Mill
Napa	3/16x3/8 tublar nut		5	Part	Mill
Napa	3/16x4.8mm rivet		16	Part	Mill
Napa	3/16x5/64 tublar nut		7	Part	Mill
Napa	3/4 Flat Washer		96	Part	Mill
Napa	3/4 Lock Washer		133	Part	Mill
Napa	3/4 Locknut		114	Part	Mill
Napa	3/4 nut		116	Part	Mill
Napa	3/4x1 1/2 cap screw		15	Part	Mill
Napa	3/4x1 cap screw		30	Part	Mill
Napa	3/4x2 1/2 cap screw		23	Part	Mill
Napa	3/4x2 cap screw		18	Part	Mill
Napa	3/4x3 1/2 Hex screw		100	Part	Mill
Napa	3/4x3 cap screw		7	Part	Mill
Napa	3/4x4 cap screw		26	Part	Mill
Napa	3/8 2 1/4 cap screw		2	Part	Mill
Napa	3/8 Flat Washer		18	Part	Mill
Napa	3/8 Lcok Washer		168	Part	Mill
Napa	3/8 Lock Nut		129	Part	Mill
Napa	3/8 nut		66	Part	Mill
Napa	3/8x 2 cap screw		15	Part	Mill
Napa	3/8x 3 cap screw		27	Part	Mill
Napa	3/8x1 1/2 cap screw		38	Part	Mill
Napa	3/8x1 1/4 cap screw		144	Part	Mill
napa	3/8x1 3/4 cap screw		11	Part	Mill
Napa	3/8x1 cap screw		22	Part	Mill
Napa	3/8x2 1/2 cap screw		4	Part	Mill
Napa	3/8x3 1/2 cap screw		15	Part	Mill
Napa	3/8x3/4 Cap screw		107	Part	Mill
Napa	3/8x4 cap screw		21	Part	Mill
Napa	5/16 Flat Washer		145	Part	Mill
Napa	5/16 Lock Nut		35	Part	Mill
Napa	5/16 Lock washer		77	Part	Mill
Napa	5/16 nut		189	Part	Mill
Napa	5/16x 1 1/2 cap screw		41	Part	Mill

Napa	5/16x1 1/4 cap screw		49	Part	Mill
Napa	5/16x1 3/4 cap screw		13	Part	Mill
Napa	5/16x1 cap screw		142	Part	Mill
Napa	5/16x1/2 Cap screw		32	Part	Mill
Napa	5/16x2 1/2 cap screw		9	Part	Mill
Napa	5/16x2 cap screw		9	Part	Mill
Napa	5/16x3 1/2 cap screw		20	Part	Mill
Napa	5/16x3 cap screw		4	Part	Mill
Napa	5/16x3/4 cap screw		79	Part	Mill
Napa	5/16x4 cap screw		20	Part	Mill
Napa	5/32x1/8 tublar nut		3	Part	Mill
Napa	5/8 Flat Washer		0	Part	Mill
Napa	5/8 Lock Nut		10	Part	Mill
Napa	5/8 Lock Washer		39	Part	Mill
Napa	5/8 nut		30	Part	Mill
Napa	5/8x1 1/2 cap screw		29	Part	Mill
Napa	5/8x1 1/4 cap screw		20	Part	Mill
Napa	5/8x1 3/4 cap screw		8	Part	Mill
Napa	5/8x1 cap screw		6	Part	Mill
Napa	5/8x2 1/2 cap screw		11	Part	Mill
Napa	5/8x2 cap screw		9	Part	Mill
Napa	5/8x3 1/2 cap screw		5	Part	Mill
Napa	5/8x3 1/4 cap screw		6	Part	Mill
Napa	5/8x3 cap screw		23	Part	Mill
Napa	5/8x4 cap screw		5	Part	Mill
Napa	7/16 Flat Washer		54	Part	Mill
Napa	7/16 Lock Nut		37	Part	Mill
Napa	7/16 Lockwasher		16	Part	Mill
Napa	7/16 nut		10	Part	Mill
Napa	7/16x 1 3/4 cap screw		66	Part	Mill
Napa	7/16x 2 cap screw		5	Part	Mill
Napa	7/16x 4 cap screw		1	Part	Mill
Napa	7/16x1 1/2 cap screw		39	Part	Mill
Napa	7/16x1 1/4 cap screw		42	Part	Mill
Napa	7/16x1 cap screw		34	Part	Mill
Napa	7/16x2 1/2 cap screw		0	Part	Mill
Napa	7/16x2 1/4 cap screw		2	Part	Mill
Napa	7/16x3 1/2 cap screw		1	Part	Mill
Napa	7/16x3 cap screw		5	Part	Mill
Napa	7/16x3/4 cap screw		43	Part	Mill
Napa	806 Hose Clamp		9	Part	Mill
Napa	8mm Flat washer		25	Part	Mill
Napa	8mm lock washer		37	Part	Mill
Napa	8mx1.25 hex nut		48	Part	Mill
Napa	8mx1.25x24 Hex cap screw		25	Part	Mill
Napa	8mx1.25x30 hex cap screw		11	Part	Mill
Napa	8mx1.25x35 hex cao screw		14	Part	Mill
Napa	8mx1.25x40 hex cap screw		26	Part	Mill
Napa	8mx1.25x45 hex cap screw		17	Part	Mill
Napa	9/16 Flat Washer		26	Part	Mill
Napa	9/16 Lock Nut		106	Part	Mill
Napa	9/16 Lockwasher		102	Part	Mill
Napa	9/16 nut		91	Part	Mill
Napa	9/16x1 1/2 cap screw		25	Part	Mill
Napa	9/16x2 1/2 cap screw		25	Part	Mill

Napa	9/16x2 cap screw		20	Part	Mill
Napa	9/16x3 1/2 cap screw		25	Part	Mill
Napa	9/16x3 cap screw		26	Part	Mill
Napa	9/16x4 cap screw		25	Part	Mill
napa	filter	6593	3	Part	Connex
napa	filter	2259	4	Part	Connex
napa	filter	6475	1	Part	Connex
napa	filter	2519	1	Part	Connex
napa	filter	2518	1	Part	Connex
napa	filter	2217	2	Part	Connex
napa	filter	6570	3	Part	Connex
napa	filter	7108	1	Part	Connex
napa	filter	2947	1	Part	Connex
napa	filter	3370	1	Part	Connex
napa	filter	1243	1	Part	Connex
napa	filter	1866	2	Part	Connex
napa	filter	1147	2	Part	Connex
napa	filter	3405	6	Part	Connex
napa	filter	2518	2	Part	Connex
napa	filter	1734	3	Part	Connex
napa	filter	6728	2	Part	Connex
napa	filter	3518	2	Part	Connex
napa	filter	3360	3	Part	Connex
napa	filter	1195	2	Part	Connex
napa	filter	1194	2	Part	Connex
napa	filter	3418	1	Part	Connex
napa	filter	3626	1	Part	Connex
napa	filter	1791XE	3	Part	Connex
napa	filter	7116	1	Part	Connex
napa	filter	1196	2	Part	Connex
napa	filter	3120	1	Part	Connex
napa	filter	1494	2	Part	Connex
napa	filter	3033	1	Part	Connex
napa	filter	3636	1	Part	Connex
napa	filter	3748	1	Part	Connex
napa	filter	6251	2	Part	Connex
napa	filter	6232	2	Part	Connex
napa	filter	7084	1	Part	Connex
napa	filter	1730	3	Part	Connex
napa	filter	1459	1	Part	Connex
napa	filter	1806	3	Part	Connex
napa	filter	7416	3	Part	Connex
napa	filter	1749	6	Part	Connex
napa	filter	1342	3	Part	Connex
napa	filter	1348	2	Part	Connex
Napa	Industrial Belt	5VX850	16	Part	Mill
Napa	Industrial Belt	5VX10000	12	Part	Mill
Napa	Industrial Belt	5VX750	9	Part	Mill
Napa	Industrial Belt	B98	5	Part	Mill
Napa	Industrial Belt	5VX1120	4	Part	Mill
Napa	Industrial Belt	3VX1320	10	Part	Mill
Napa	Industrial Belt	C108	7	Part	Mill
Napa	Industrial Belt	3VX500	3	Part	Mill
Napa	Industrial Belt	3L270W	1	Part	Mill
Napa	Industrial Belt	C190	6	Part	Mill

Napa	Industrial Belt	C124	6	Part	Mill
Napa	Industrial Belt	D158	2	Part	Mill
Napa	Industrial Belt	5VX800	1	Part	Mill
Napa	Industrial Belt	C109	1	Part	Mill
napa	Light	46054	3	Part	Connex
Napa	m4.2 #10 rivet		9	Part	Mill
Napa	m4.2 #8 rivet		8	Part	Mill
napa	ower coupler		2	Part	Connex
NGK	Spark Plugs	7734	4	Part	Mill
Operation Manuel	375 Excavator		1	Part	Office
Operation Manuel	D400 Dump Truck		1	Part	Office
Operation Manuel	HD785 Dump Truck		3	Part	Office
Parts Manual	375 Excavator		2	Part	Office
Parts Manual	988B wheel Loader		2	Part	Office
Parts Manual	D400 E dump Truck		2	Part	Office
Parts Manual	D8N tractor		2	Part	Office
Parts Manual	HD 785 dump truck		1	Part	Office
Piggy back	Air holder for seat	303PB	3	Part	Connex
Saw Blades	Jig saw blades		3	Part	Mill
Schwell Material	UTP614KB Rod		1 1/4 box	Part	Mill
Seal Rouster	seal		6	Part	Connex
Service Manual	98C Loader		1	Part	Office
Service Manual	Cat 988B Loader		1	Part	Office
Service Manual	Catt 330L		1	Part	Office
Service Manual	D400 Dump Truck		1	Part	Office
Service Manual	D8N tractor		1	Part	Office
Service Manual	Grader 570B		1	Part	Office
Service Manual	HD785 Dump Truck		1	Part	Office
Service Manual	Snorkel		1	Part	Office
Shell	LX2 Grease	5067710	76 cart	Part	Mill
TB Woods	Bushing	E 218	1	Part	Mill
TB Woods	Bushing	SF218	1	Part	Mill
TB Woods	Conv Sleeve	604C	1	Part	Mill
Torchlite	clamp		1	Part	Connex
Torchlite	Seal		4	Part	Connex
Wasp	Time Clock		1	Part	Guard Shack
Wrap Around	Pipe Wrap		1	Part	Mill
	#1 Sea Clamps		8	Part	Mill
	#2 Sea Clamps		9	Part	Mill
	#6 Sea Clamps		1	Part	Mill
	#8 Sea Clamps		1	Part	Mill
	1/4 nail		1 tub	Part	Mill
	1/8 nails		1/2 tub	Part	Mill
	100 AMP fuse		1	Part	Connex
	12V light fix		1	Part	Connex
	20 AMP Fuse		9	Part	Connex
	3# Sledge Hammer		2	Part	Mill
	3/4" nut		11bag	Part	Connex
	40 AMP fuse		3	Part	Connex
	60 AMP fuse		3	Part	Connex
	air valves		2	Part	Connex
	assorted		1 sm box	Part	Connex
	Assorted 24V bulbs		1 box	Part	Mill
	assorted bolts		7 bag	Part	Connex
	Assorted cat parts		1 box	Part	Connex

	Assorted cat seals		1 bag	Part	Mill
	assorted equipment parts		1 box	Part	Connex
	assorted nuts and bolts		1 sm box	Part	Connex
	Assorted nuts,bolts,washer,		5 box	Part	Connex
	Axel Hub		2	Part	Connex
	barrel tube		1	Part	Connex
	Battery cable		1	Part	Connex
	bearing races small	TKK TKHN212049	8	Part	Connex
	big bearing races	TKK TKHM212011	5	Part	Connex
	blue Hyd jack		1	Part	Mill
	Box used plugs wire set		1	Part	Mill
	Breaker box		2	Part	Connex
	cables		4	Part	Connex
	Calms Shells for Oxygen		2	Part	Mill
	caring bearings		3	Part	Connex
	cat bracket		1	Part	Connex
	cat parts		2	Part	Connex
	control cable		1	Part	Mill
	csm shift kit		1	Part	Connex
	dip sticks		2	Part	Connex
	discharge conveyor		2	Part	Mill
	door and jam		1	Part	Mill
	dry wall tape		5 rolls	Part	Mill
	Elbow		4	Part	Connex
	Electric Clamps		40	Part	Connex
	electrtic wire 1/8 spool		2	Part	Yard
	empty flocculant tanks		2	Part	Yard
	Fire Hydrand hose		2	Part	Connex
	Flocculent		1/2 tub	Part	Mill
	folding chairs		7	Part	Yard
	garden hoses		2	Part	Yard
	grease coupling		6	Part	Connex
	Grease gun	827 2595	1	Part	Connex
	Hard hats		8	Part	Mill
	Heavy duty switch		3	Part	Connex
	hose		6	Part	Connex
	Hub Cab		1	Part	Connex
	Hyd control		1	Part	Connex
	Hydraulic Oil		2 drums	Part	Yard
	Indicator	F1SR601D	3	Part	Connex
	Insulated Tarps		4	Part	Mill
	Lg brass nut		1 pkg	Part	Mill
	lg drive ling yoke		1	Part	Connex
	liquid filled gauge		1	Part	Mill
	master switch		3	Part	Connex
	metal hose		1	Part	Connex
	motor	00Z10270656	1	Part	Yard
	motor	Z0301280057	1	Part	Yard
	Motor Oil		3 drums	Part	Yard
	new fan belts		6	Part	Connex
	new fuel cap		1	Part	Connex
	new lg fan belts		3	Part	Connex
	O ring	assorted	1 bin	Part	Mill
	Off road Light		1	Part	Connex
	oil cap ket		1	Part	Connex

	outdoor tread		2 roll	Part	Connex
	paint pan		1	Part	Mill
	pin		2	Part	Connex
	Pin bushing		2	Part	Connex
	pre filter		1	Part	Connex
	quick connect		1 bin	Part	Mill
	railroad ties		107	Part	Yard
	rebar		75 pieces	Part	Mill
	Reliance		2	Part	Connex
	Rings for Sedeline		2	Part	Mill
	roll rubber/ plastic hose		7 part roll	Part	Connex
	roll up doors		2	Part	Yard
	Room Dividers		4	Part	Mill
	rubber new		5 box	Part	Connex
	Scot seal		13 can	Part	Connex
	SDJ Plus Adapter		2	Part	Mill
	Seal		3	Part	Mill
	seal rings		6	Part	Mill
	Seat belt		2	Part	Connex
	Short driveline used		1	Part	Connex
	sm coolant hose		1	Part	Connex
	Sm Engine Boring		4 box	Part	Connex
	sm Hyd. Fitting		1 pkg	Part	Mill
	sm roll window strip		1	Part	Connex
	small conveyor		1	Part	Yard
	spark plugs		2 box	Part	Mill
	Start Solenod		5	Part	Connex
	straps w hooks		2	Part	Mill
	survey sticks		1/2 bucket	Part	Mill
	Switch	5T86032	3	Part	Connex
	Switch cover		1	Part	Connex
	Therm 190 degree		2	Part	Connex
	U Joint clamps		4	Part	Connex
	unknown parts		1 sm box	Part	Connex
	used air brake parts		1 sm box	Part	Connex
	Used Carorator		1	Part	Connex
	used distributor	30-44824	1	Part	Connex
	used fuel caps		5	Part	Connex
	Used Tires		15	Part	Yard
	Used truck light		1 bucket	Part	Connex
	valve		1	Part	Connex
	water temp gauge		1	Part	Connex
	water valves		2	Part	Connex
	Wheel studs		3 pkg	Part	Mill
	wheel studs and nuts		8	Part	Connex
	Wire Ties		1 bag	Part	Mill
	wiring harness		1	Part	Connex

Item Name	Description	Serial Number	Quantity	What it is	Location
APC	UPS		1	Tool	Mill
Bandit	Sea Clamp		1	Tool	Mill
Banjo	Pipe Shut Off		2	Tool	Mill
Bermzomatic	propane		1	Tool	Mill
BernzOmatic	Flints for strikers		1	Tool	Mill
Black and Decker	Power Drill		1	Tool	Mill
Bowman	76 foot extension Ladder		1	Tool	Mill
Bronco	Track Shovel		2	Tool	Mill
Buck Bros.	Hack Saw Blades		1pkg	Tool	Mill
Campbell Hausfield	Tire Gauge		1	Tool	Mill
Canoco	#1 Grease		10	Tool	Mill
Castrol	Diesel All		2 1/2 gal	Tool	Mill
Cat6	Network cable	50 feet	1	Tool	Mill
Chain Block	1 ton Chain Hoist		2	Tool	Mill
Christy's	Plywrap		3	Tool	Mill
Clampit	Strapping		1 box	Tool	Mill
Crack Check	Red Dye		4 cart	Tool	Mill
Craftman	Socket Wrench		2	Tool	Mill
CRC	Air Brake Antifreeze		3	Tool	Mill
Dayton	magnetic gear motor		1	Tool	Mill
DeWalt	Drill set		3	Tool	Mill
DeWalt	Grinder		3	Tool	Mill
DeWalt	Power Drill 18V Batteries		6	Tool	Mill
DeWalt	Power Drill Charger		2	Tool	Mill
Dynasonic	Flow meter		1	Tool	Mill
Fastenal	Socket Set		1	Tool	Mill
Fastenal	Socket Wrench		2	Tool	Mill
Flexco	Belt Tape		1 box	Tool	Mill
Frost King	Pipe Insulation		5	Tool	Mill
Great Stuff	Insulating Foam		2	Tool	Mill
Grip Rite	Floor Screw		1 box	Tool	Mill
Huskey	Allien Wrench set		2	Tool	Mill
Huskey	Hacksaw		2	Tool	Mill
Huskey	Socket Wrench		2	Tool	Mill
Husky	screw driver set		1	Tool	Mill
ITT Industry	Black Chaulks		6	Tool	Mill
Justright	Flammable Cabinets		2	Tool	Mill
Lincoln	Grease Gun		3	Tool	Mill
Lonex	extension cable	100 foot	1	Tool	Mill
Louisville	3 foot step Ladder		1	Tool	Mill
Milton RY	Flocculent Pump	9.5 GHH	2	Tool	Mill
Milwaukie	Drill		1	Tool	Mill
Milwaukie	Skill saw	983B81545911	1	Tool	Mill
Napa	12 Bottle Jack		1	Tool	Mill
Napa	20 ton Bottle Jack		1	Tool	Mill
Napa	Auto Body Metal Cloth		1 box	Tool	Mill
napa	Gasketing system repair		1	Tool	Mill
Olympia	8 ton Bottle Jack		1	Tool	Mill
Peak	RV Antifreeze		1 gal	Tool	Mill
Peltor	Ear Muffs		2	Tool	Mill
Relton	1" Hammer Bit		1	Tool	Mill
Relton	Rebar Cutter		1	Tool	Mill

Right Pak	Mechanic Packing		2 1/2 box	Tool	Mill
Rigid	24" Pipe Wrench		1	Tool	Mill
Rigid	36" Pipe Wrench		1	Tool	Mill
ripp Lite	UPS		1	Tool	Mill
Roboi	Sprinkle pump		4	Tool	Mill
Royboi	Saw		1	Tool	Mill
Sioux Chef	Plumber Tape		3	Tool	Mill
Skil	Jig Saw		1	Tool	Mill
Skil	Skill saw		1	Tool	Mill
Skillsaw	Skillsaw		1	Tool	Mill
Stanley	allien wrench set		1	Tool	Mill
Stanley	Bendable socket driver		1	Tool	Mill
Stanley	Crescent Wrench		1	Tool	Mill
Stanley	Exacto Knife		2	Tool	Mill
Stanley	flat head screwdriver		3	Tool	Mill
Stanley	Flathead Screwdrivers		9	Tool	Mill
Stanley	Level		1	Tool	Mill
Stanley	needle nose pliers		1	Tool	Mill
stanley	phillips screwdriver		4	Tool	Mill
Stanley	Phillipshead Screwdrivers		7	Tool	Mill
Stanley	small crescent wrench		1	Tool	Mill
Stanley	Socket Driver		1	Tool	Mill
Stanley	socket set		1	Tool	Mill
Stanley	Socket Wrench		1	Tool	Mill
Stanley	Tape Measure		3	Tool	Mill
Stanley	Tool Box		2	Tool	Mill
Stanley	wire pliers		1	Tool	Mill
Stanley	Wrecking Bar	55104	1	Tool	Mill
Stanley	Wrecking Bar	55-124	1	Tool	Mill
Suzy Bruch	7" pipe wrench		1	Tool	Mill
Tractel	15 ton Chain Hoist		1	Tool	Mill
Vol-an-Elite	Power Tester		1	Tool	Mill
Warren	shut off valve		1	Tool	Yard
Werner	8 foot step Ladder		1	Tool	Mill
Werner	76 foot extension Ladder		1	Tool	Mill
Western Enterprises	Hose Repair Kit		1	Tool	Mill
Wright Tool	Impact Socket Set		1	Tool	Mill
	1 1/16 end wrench		2	Tool	Mill
	1 1/8 end wrench		3	Tool	Mill
	1" end wrench		4	Tool	Mill
	1/2" end wrench		1	Tool	Mill
	10" Pipe Wrench		1	Tool	Mill
	10# Sledge Hammer		1	Tool	Mill
	11/16" end wrench		3	Tool	Mill
	13/16 end wrench		2	Tool	Mill
	13/4" end wrench		1	Tool	Mill
	15/16" emd wrench		2	Tool	Mill
	15/16" end wrench		2	Tool	Mill
	15/8" end wrench		1	Tool	Mill
	15mm end wrench		1	Tool	Mill
	17 LB Propane Tanks		4	Tool	Mill
	17mm end wrench		1	Tool	Mill
	18mm end wrench		1	Tool	Mill
	19mm end wrench		1	Tool	Mill
	2 drawer file cabinet		1	Tool	Guard Shack

	2 side view mirror		2	Tool	Mill
	2 ton Com a long		2	Tool	Mill
	20# Sledge Hammer		1	Tool	Mill
	3/4" end wrench		2	Tool	Mill
	3/8" end wrench		3	Tool	Mill
	4ft level		1	Tool	Mill
	5# Sledge Hammer		1	Tool	Mill
	5/8" end wrench		4	Tool	Mill
	600MM Crescent Wrench		1	Tool	Mill
	7/16" end wrench		2	Tool	Mill
	7/8 " end wrench		1	Tool	Mill
	9/16" end wrench		5	Tool	Mill
	Air Brake Antifreeze		1 can	Tool	Mill
	Air Compressor Hose		2	Tool	Mill
	Airtool Oil		1	Tool	Mill
	anti freezw and rust guard		14 qts	Tool	Mill
	Antifreeze RV		2 gal	Tool	Mill
	Ass. Fuse kit		1	Tool	Mill
	beakers		2	Tool	Mill
	Big blue tarp		1	Tool	Mill
	Big Crow Bar		1	Tool	Mill
	Big Pry Bar		1	Tool	Mill
	bookshelves		2	Tool	Office
	brake fluid		2 gal	Tool	Mill
	Brakleen		5 can	Tool	Mill
	Broom		2	Tool	Mill
	Bushing	X250207	2	Tool	Mill
	cabinets		2	Tool	Office
	Cable Holders		9	Tool	Mill
	Cable Strap		1	Tool	Mill
	Caulk Guns		2	Tool	Mill
	Caution Tape		1/8 roll	Tool	Mill
	Chain Binder		3	Tool	Mill
	Chain binder		1	Tool	Mill
	Chisel		1	Tool	Mill
	Claw Hammer		1	Tool	Mill
	Coat Locker		5	Tool	Mill
	Cutting end		1	Tool	Mill
	Danger Tape		1/8 roll	Tool	Mill
	desk chairs		3	Tool	Mill/Office
	dolly		1	Tool	Mill
	drop light		1	Tool	Guard Shack
	Dust Mask		2	Tool	Mill
	Electric Conn. Kit		1	Tool	Mill
	Electric Tape		1	Tool	Mill
	extension cord		2	Tool	Guard Shack
	Extension Cords		6	Tool	Mill
	extra large end wrench		1	Tool	Mill
	Eye wash station		1	Tool	Mill
	File		3	Tool	Mill
	file cabinet		2	Tool	Office
	fire extengisher		32	Tool	Everywhere
	First aid kits		2	Tool	Mill/Guard Shack
	Flat Hoe		1	Tool	Mill
	Floor Fan		1	Tool	Mill

	Floor Push Broom		2	Tool	Mill
	folding chairs		1	Tool	Guard Shack
	fuel treatment		5 can	Tool	Mill
	funnel		4	Tool	Mill
	Garden Rake		2	Tool	Mill
	Gas Cans		4	Tool	Mill
	gold bottles w/ lids		1 box	Tool	Mill
	gold pan w/ screen		5	Tool	Mill
	gold pans		4	Tool	Mill
	gold table		1	Tool	Mill
	Grease Gun		3	Tool	Mill
	Grease zerk kit		1	Tool	Mill
	hand drum pump		3	Tool	Yard
	hand rails for stairs in mill		1 set	Tool	Mill
	Hand saw		2	Tool	Mill
	Hoe with prongs		1	Tool	Mill
	Hose end		2	Tool	Mill
	Large Clevis		5	Tool	Mill
	Large Drill Bit		2	Tool	Mill
	Large Orange chaulk		5	Tool	Yard
	Large Socket Adaptor		2	Tool	Mill
	large wire pliers		1	Tool	Mill
	Long Chain		1	Tool	Mill
	Mechanic Seal		1	Tool	Mill
	Medium Chain		2	Tool	Mill
	metal desk		2	Tool	Mill
	Metal work tables		3	Tool	Mill
	Miners hammer		1	Tool	Mill
	Mud Knife		1	Tool	Mill
	Mud Trowel		1	Tool	Mill
	Optifix dispenser		1	Tool	Mill
	Orange Clamp		5	Tool	Mill
	O-Ring kit		2	Tool	Mill
	oxygen sedeline stand		2	Tool	Mill
	paint		11gal	Tool	Mill
	paint		10 gal	Tool	Mill
	PB Blaster		3 can	Tool	Mill
	plastic file		1	Tool	Office
	Power Steering Fluid		1 gal	Tool	Mill
	Press		1	Tool	Mill
	Propane Heater		2	Tool	Mill
	rolling cart		1	Tool	Mill
	Round File		1	Tool	Mill
	rubber tubs		5	Tool	Mill
	screen pans		3 sets	Tool	Mill
	Seas Clamp 21/2"		1	Tool	Mill
	Security Coat		3	Tool	Guard Shack
	Shelving units		3	Tool	Mill
	Short Chain		2	Tool	Mill
	Short Round Shovel		1	Tool	Mill
	Short Strap		2	Tool	Mill
	Small Clevis		2	Tool	Mill
	Small com a long		2	Tool	Mill
	Small Crow Bar		1	Tool	Mill
	small orange chaulk		7	Tool	Mill

	Small Pry Bar		2	Tool	Mill
	small square shovel		1	Tool	Mill
	Sodering Gun		1	Tool	Mill
	spray paint		3 can	Tool	Mill
	Square		1	Tool	Mill
	Square Shovel		1	Tool	Mill
	Squeegee		1	Tool	Mill
	squeegee		1	Tool	Mill
	Standing Floor Lamps		2	Tool	Mill
	stencil kit		1	Tool	Mill
	steps for trailer		2 sets	Tool	Yard
	Stool		1	Tool	Guard Shack
	Striker		1	Tool	Mill
	Suction cup		2	Tool	Mill
	Tie Down		1	Tool	Mill
	Tin Snips		1	Tool	Mill
	tool box on fuel trailer		1	Tool	Yard
	WD 40		3 can	Tool	Mill
	Weed Burner		2	Tool	Mill
	Weld Rod Box		1	Tool	Mill
	Welding cart		4	Tool	Mill
	Wheel Barrows		2	Tool	Mill
	Wheel Loosener for Grinder		4	Tool	Mill
	Wire Cutter		1	Tool	Mill
	wooden desks		2	Tool	Office
	work light		2	Tool	Mill

Nevada Rae Gold, Inc.

Item Name	Description	Serial Number	Quantity	What it is	Location
AC tech	tank		1	Equipment	Mill
Central Machinery	Bench Grinder	39797	1	Equipment	Mill
Dell	690 computer		1	Equipment	Mill
Dell	699 printer		1	Equipment	Mill
Dell	E520 computer		1	Equipment	Mill
DeWalt	Air Compressor	D55168	1	Equipment	Mill
DeWalt	Air Compressor	D5515	1	Equipment	Mill
D-link	satalite		1	Equipment	Mill
D-link	wireless router		3	Equipment	Mill
Engenuis	wireless lan		4	Equipment	Mill
Field Pup RDS	Fuel Trailer	5X0110	1	Equipment	Yard
Ford	F-450 Service Truck	1FDXL046F8XEC60087	1	Equipment	Yard
Galanz	Microwave	WMT0508075846	1	Equipment	Guard Shack
GE	hotplate		1	Equipment	Mill
Haler	Refrigerator- Doesn't Work	1.90905E+18	1	Equipment	Mill
Hobart	Rod Welder	LA158056	1	Equipment	
Hobart	Welder	199054	1	Equipment	On Service Truck
HP	Officejet Pro 8600		1	Equipment	Office
HP	Pavilion computer		1	Equipment	Mill
HP	towerless computer		1	Equipment	Office
Idirect	satalite router	3000 series	1	Equipment	Mill
Ingersoll rand	Air Compressor	354998	1	Equipment	Mill
Kenworth	Dump Truck		1	Equipment	Yard
Knelson	Concentrator Bowl 48"		1	Equipment	Mill
Lasko	Floor Heater		2	Equipment	Mill
Magic Chef	MCBR460DS frig		1	Equipment	Guard Shack
Micro Talk	Hand Held Radio		5	Equipment	Mill
Miller	Wire Feed Welder		1	Equipment	
Motorola	Hand Held Radio		5	Equipment	Mill
Mr Coffee	Coffee Maker		1	Equipment	Guard Shack
NorthStar	Pressure Washer		1	Equipment	Mill
O haus	scale		1	Equipment	Mill
office max	shredder		1	Equipment	Office
Omni Crimp	Hose Machine	7480-2100	1	Equipment	Mill
Patton	Floor Heater		4	Equipment	Mill
RCA	phones		3	Equipment	Mill/Office
Ready Heater	Diesel Heater		2	Equipment	Mill
Samsung	Camera	PL210	1	Equipment	Office
Snorkel	Man Lift	8914521289	1	Equipment	Yard
Sony	Computer screen		1	Equipment	Mill
Sunbean	Coffee Maker	6171-115	1	Equipment	Guard Shack
Val 6	Diesel Eyeball Heater		1	Equipment	Mill
Yamaha	EF 3000 Generator	7CH-230924	1	Equipment	At Guard Shack
Diesel Tank	100 gal deisel tank		1	Equipment	Yard
Gas Tank	100 gas tank		1	Equipment	Yard
Fuel Trailer	5000 gallon fuel tank		1	Equipment	Yard
Water Tank	black fresh water tank		1	Equipment	Mill
	camera system		1	Equipment	Office
	Control Panel		1	Equipment	Mill
Conveyor Belt	Discharge Conveyor Belt		1	Equipment	Mill
	Flat bed Trailer		1	Equipment	Yard
	Floor Radiator Heater		1	Equipment	Mill
Water Tank	Fresh Water Tank		1	Equipment	Mill
Water Tank	fresh water tank by cyclone		1	Equipment	Mill
	fuel tank ontrailer		1	Equipment	Yard
Goldtron cleaning table	Goldfield		1	Equipment	Mill
Pump	Goulds Pump	725F94493	1	Equipment	Mill
	Heater/ A/C		2	Equipment	Mill
	Kitchen Table		1	Equipment	Mill
Conveyor Belt	Large Conveyor Belt		1	Equipment	Mill
	Lawn Chair		3	Equipment	Guard Shack
	mechanic trailer		1	Equipment	Yard
	Oscillating Floor Heater		1	Equipment	Mill
Goldfield Trommel	Trammel		1	Equipment	Mill

	Waste Oil tanks		2	Equipment	Yard

Exhibit G
Real Property

1. The Black Rock Canyon Mine project consists of 67 Bureau of Land Management ("BLM") mining claims, owned by NRG;

2. 440 acres of private land ("Pipeline 440"), leased by NRG from Bullion Monarch Mining Inc. ("BMM") of Orem, Utah;

3. approximately 2,500 acres of additional BLM claims leased known as the B&B claims;

4. 13 acres of private land ("Mill Site") owned by NRG.

Initials: Buyer______
Seller______

Exhibit H
Intellectual Property

NONE

Initials: Buyer______
Seller ______

Exhibit I

Permits and Licenses

All mining rights and claims stated in Nevada Rae Plan of Operations.
List:

Seller to attach appropriate documents:

Initials: Buyer______
Seller ______

Nevada Rae Gold Black Rock Canyon Mine Permits

Governing Body	Permit Type	Permit NO	Expriation
NDEP	Class II Air Quality Operating Permit	AP1041-2646, FIN A0411	
NDEP	Water Pollution Control Permit	NEV2004102	October 24,2014 - renewal submitted
BLM	Reclamation Bond	NVB00494	
BLM	Right of way -for water wells, water lines, power line and service road	N-79264	Dec 31,2014
NDEP	Stomrwater Gerenal Permit	NVR300000	
Division of Water Resources	Water Well Permits	60072 (yearly approval required) & 41141 (permanent)	
Division of Environmental Protection	with BLM #NVN-078104 NDEP -Black Roch Canyon Mine and Mill Permit	Permit #232	
MSHA	Quarterly filings	26-02572	
NDOT-Right of way occupancy Permit		90433	

Most permits have various yearly reporting and or fees that need to be filed.
Every Change to our plant also requires a letter and fee to be submitted to the NDEP/BLM.
NDEP Quarterly reports, 28 days after quarter end where the company describes what took place in the quarter.

Along with the permist listed above we have to track emissions from all trucks and equipment, water fall, monthly water meter and pumpage reports to name a few.